As filed with the U.S. Securities and Exchange Commission
on February 26, 2009

Securities Act File No. 33-47880
Investment Company Act File No. 811-6670

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 36	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT of 1940 ☒

Amendment No. 37	☒

(Check appropriate box or boxes)

Credit Suisse Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 325-2000

J. Kevin Gao, Esq.

Credit Suisse Institutional Fund, Inc.

Eleven Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:

Anthony A. Vertuno, Esq.

Willkie Farr & Gallagher LLP

1875 K Street, N.W.
Washington, DC 20006-1238

Approximate date of proposed public offering: February 28, 2009.

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)

☒	on February 28, 2009 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (1)

☐	on (date) pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a) (2), or

☐	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐                                   This post-effective amendment designates a new effective date for a previously filed post-effective amendment

CREDIT SUISSE INSTITUTIONAL FUND

Prospectus

February 28, 2009

CREDIT SUISSE INSTITUTIONAL FUND, INC.

■  ASIA BOND PORTFOLIO

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved this portfolio, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Institutional Fund is advised by Credit Suisse Asset Management, LLC.

This prospectus will not be generally distributed or circulated in India. The fund shares may not be offered or sold directly or indirectly, in India or to any residents of India, except as permitted by applicable Indian laws and regulations.

CONTENTS

KEY POINTS	4

Goal and Principal Strategies	4

A Word About Risk	4

Investor Profile	6

PERFORMANCE SUMMARY	7

INVESTOR EXPENSES	9

Fees and Portfolio Expenses	9

Example	10

THE PORTFOLIO IN DETAIL	11

The Management Firms	11

Portfolio Information Key	11

Goal and Strategies	12

Portfolio Investments	14

Risk Factors	15

Portfolio Management	16

Financial Highlights	17

MORE ABOUT RISK	18

Introduction	18

Types of Investment Risk	18

Certain Investment Practices	21

MEET THE MANAGERS	24

MORE ABOUT YOUR ACCOUNT	25

Share Valuation	25

Account Statements	26

Distributions	26

Taxes	26

BUYING SHARES	28

SELLING SHARES	32

OTHER POLICIES	34

FOR MORE INFORMATION	back cover

3

KEY POINTS

GOAL AND PRINCIPAL STRATEGIES

GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS
To maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation	■ Invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds of Asian issuers and derivatives that reflect the performance of Asian issuers
■ Invests in bonds of Asian sovereign and corporate issuers denominated in U.S. dollars and Asian currencies
■ May invest without limit in high yield ("junk") bonds but intends to maintain an average credit quality for the portfolio of BB-
	■ Active management of duration, credits, currency exposure and country allocation	■ Asian risk ■ Credit risk ■ Emerging markets risk ■ Foreign securities risk ■ Interest rate risk ■ Market risk ■ Non-diversified status risk ■ Regional focus risk ■ Speculative exposure risk

■   A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASIAN RISK

Investments in Asian companies could be adversely affected by major hostilities in the area. If a military conflict or the perception of such a conflict occurs, it could affect many aspects of the region's economy, which may subject the portfolio to increased volatility and substantial declines in value. In addition, many Asian countries are dependent on the economies of the United States and Europe as key trading partners. Reduction in spending on products and services or changes in the U.S. or European economies or their relationships with countries in the region may cause an adverse impact on the regional economy, which may have a negative impact on the portfolio's investment portfolio and share price. For a more detailed analysis and explanation of the specific risks of investing in Asia, please see "Asian Risk" in the Statement of Additional Information (the "SAI").

CREDIT RISK

The issuer of a security may default or otherwise become unable to honor a financial obligation.

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EMERGING MARKETS RISK

Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some emerging market countries may have restrictions that could limit the portfolio's investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

FOREIGN SECURITIES RISK

Since this portfolio invests in foreign securities, it carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments—including stocks and bonds, and the mutual funds that invest in them.

Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can

5

vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

The portfolio is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

REGIONAL FOCUS RISK

Focusing on a single geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted geographical region (Asia) likely will have a greater effect on portfolio performance than they would in a more geographically diversified bond fund.

SPECULATIVE EXPOSURE RISK

To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

Although all funds are subject to the risk that their portfolio managers will not make good investments, the portfolio, which can take both short and long positions, increases this risk because long positions could decline in value at the same time short positions increase in value. As with other funds, taking long positions in investments that decline in value would hurt the portfolio's performance. Additionally, however, if the portfolio were to take short positions in investments that increase in value, then it would be likely to underperform similar funds that do not take short positions.

■   INVESTOR PROFILE

This portfolio is designed for investors who:

■  are seeking total return

■  are looking for higher potential returns than U.S. investment grade bond funds and are willing to accept more risk and volatility than U.S. investment grade bond funds

■  want to diversify their portfolios with Asian bond exposure

It may NOT be appropriate if you:

■  are investing for maximum return over a long time horizon

■  require stability of your principal

■  want to limit your exposure to Asian bonds and/or emerging markets

You should base your selection of a fund on your own goals, risk preferences and time horizon.

Because the portfolio involves a higher level of risk, you should consider it only for the aggressive portion of your portfolio. The portfolio may not be appropriate for everyone.

6

PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance (before and after taxes) over time to that of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

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AVERAGE ANNUAL TOTAL RETURNS

	ONE YEAR	LIFE OF	INCEPTION
PERIOD ENDED:	2008	CLASS	DATE
RETURN BEFORE TAXES	-11.37%	-5.20%	5/1/07
RETURN AFTER TAXES ON DISTRIBUTIONS	-11.78%	-5.98%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-7.37%	-4.80%
HSBC Asian Local Bond Index (net dividends)[1] (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)	0.98%	3.71%

  1  The HSBC Asian Local Bond Index (ALBI), tracks the total return performance of a bond portfolio which consists of local currency denominated high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries/region: Korea, Hong Kong SAR, India, Singapore, Taiwan, Malaysia, Thailand, Philippines, Indonesia and China. Investors cannot invest directly in an index.

UNDERSTANDING PERFORMANCE

  ■  Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

  ■  A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

  ■  An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

  ■  Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

  ■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of portfolio shares at the end of the measurement period.

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INVESTOR EXPENSES

FEES AND PORTFOLIO EXPENSES

The tables below and on the following pages describe the fees and expenses you may pay as a shareholder of the portfolio. Annual portfolio operating expense figures are for the fiscal year ended October 31, 2008.

Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE
Redemption or exchange fees (as a percentage of net asset value on date of redemption or exchange)[1]	2.00%
Exchange fees	NONE
Annual portfolio operating expenses (deducted from portfolio assets)
Management fee	0.50%
Distribution and service (12b-1) fee	NONE
Other expenses	0.11%
Total annual portfolio operating expenses	0.61%

  1  Imposed on shares redeemed or exchanged within 30 days from date of purchase. See "Buying Shares."

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EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table on the opposite page and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$62	$195	$340	$762

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THE PORTFOLIO IN DETAIL

■   THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the portfolio

■  Responsible for managing the portfolio's assets according to its goal and strategies and supervising the activities of the sub-investment adviser for the portfolio

■  Is part of the asset management business of Credit Suisse, one of the world's leading banks

■  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

A discussion regarding the basis for the Board of Directors' approval of the investment advisory and sub-advisory contracts of the portfolio will be available in the portfolio's Semi-Annual Report to shareholders for the period ending April 30, 2009.

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this Prospectus.

For the period ended October 31, 2008, the fund paid Credit Suisse 0.50% of its average net assets for advisory services.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED

Level 31 Gateway
1 Macquarie Place
Sydney NSW 2000
Australia

■  Sub-investment adviser for the portfolio

■  Responsible for the day-to-day management of the portfolio's assets according to its goal and strategies

■  Also a part of the asset management business of Credit Suisse

For easier reading, Credit Suisse's Australia affiliate will be referred to as "Credit Suisse Australia" throughout this Prospectus.

■   PORTFOLIO INFORMATION KEY

A concise description of the portfolio follows. The description provides the following information:

GOAL AND STRATEGIES

The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

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PORTFOLIO INVESTMENTS

The principal types of securities and certain secondary types of securities in which the portfolio invests. Secondary investments are also described in "More About Risk."

RISK FACTORS

The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

The individuals designated by the sub-investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.

■  Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

■  Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in larger distributions attributable to long-term and short-term capital gains, which could increase your income-tax liability.

The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

■   GOAL AND STRATEGIES

The portfolio seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. To pursue this goal, the portfolio invests primarily in bonds and other debt securities of Asian sovereign and corporate issuers.

Under normal market conditions, the portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds of Asian issuers, as defined below, and derivatives that reflect the performance of bonds of Asian issuers. The portion of the portfolio's assets not invested in these investments may be invested in debt securities issued by the U.S. government, its agencies and instrumentalities, U.S. companies and multinational organizations, such as the Asian Development Bank, as well as non-Asian derivatives and other assets. The portfolio may invest without limit in

12

emerging markets and in issuers of any market capitalization, including start-ups.

The portfolio managers base their investment decisions on fundamental market factors, currency trends and credit quality. The portfolio invests where the combination of interest, appreciation and currency exchange rates appear attractive. The portfolio will be broadly diversified in terms of countries invested in and rating of issuers. The portfolio may invest in debt securities of any quality, including debt securities rated as low as C by Moody's Investors Service ("Moody's") or D by Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or, if unrated, deemed to be of comparable quality. Securities rated C by Moody's can be regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by Standard & Poor's are in payment default. The portfolio currently intends to maintain an average portfolio credit rating of BB- by Standard & Poor's.

The portfolio managers seek to achieve the portfolio's objective through active management of the portfolio's duration, credits, currency exposure and country allocation. A top-down analysis is performed to determine the portion of portfolio assets to be invested in Asian corporate, Asian sovereign and U.S. government and corporate bonds. Then, the managers determine the allocation of assets to particular countries in the region and finally, individual securities are selected by evaluating the industry and business profile of the issuer, the financial profile of the issuer, the structure and subordination of the security and other relevant factors. The managers intend to enhance return by managing currency exposure, which may involve hedging transactions as well as speculating in comparative changes in currency exchange rates. The portfolio's exposure to a currency can exceed the value of the portfolio's securities denominated in that currency and may exceed the value of the portfolio's assets. Currency positions will be based on the manager's analysis of relevant regional macroeconomic and other factors. The portfolio has no stated maturity or duration policy and the average effective maturity or duration may change. Credit Suisse Australia has implemented proprietary risk management systems to monitor the portfolio to protect against loss through overemphasis on a particular issuer, country or currency.

Asian issuers are issuers (i) organized under the laws of an Asian country or that maintain their principal place of business in Asia; (ii) traded principally in Asia; or (iii) that during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Asia or have at least 50% of their assets in an Asian country. For the purposes of the portfolio's investments, Asia currently includes

13

Bangladesh, Brunei, China, Hong Kong, India, Indonesia, Japan, Kazakhstan, Korea, Laos, Macau, Malaysia, Mongolia, Nepal, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam.

The portfolio may hedge or take speculative positions in currencies. To gain or hedge exposure to currencies, the portfolio may use futures, forwards, options or swaps.

The portfolio's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

■   PORTFOLIO INVESTMENTS

The portfolio may invest in all types of bonds, including:

■  certificates of deposit and other bank obligations

■  corporate bonds, debentures and notes

■  convertible debt securities

■  credit linked notes

■  government securities

■  loans or similar extensions of credit

■  mortgage-backed and asset-backed securities

■  repurchase agreements involving portfolio securities

The portfolio primarily holds securities denominated in Asian currencies or in U.S. dollars, although it may hold other currencies in order to achieve its objective.

The portfolio may invest up to:

■  25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions

■  50% of assets in bonds of issuers located in any single foreign country

■  100% of net assets in emerging markets and in bonds rated below investment grade

The portfolio may engage in other investment practices that include the use of options, futures, swaps and other derivative securities. The portfolio will attempt to take advantage of pricing inefficiencies in these securities. The portfolio may engage in derivative transactions involving a variety of underlying instruments, including currencies, debt securities, securities indexes, futures and options on swaps (commonly referred to as swaptions). In particular, the portfolio may engage in credit default swaps, cross-currency swaps, and interest rate swaps; futures and options on interest rate swaps, certificates of deposit or currencies; and forwards on currencies.

The writing of uncovered (or so-called "naked") options and other futures and derivative strategies are speculative and may hurt the portfolio's performance. The portfolio may attempt to hedge its investments in order to

14

mitigate risk, but it is not required to do so. The benefits to be derived from the portfolio's options, futures and derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the portfolio's options, futures and derivatives strategy and related risks is included in the SAI and under "Certain Investment Practices" below.

■   RISK FACTORS

The portfolio's principal risk factors are:

■  Asian risk

■  credit risk

■  emerging markets risk

■  foreign securities risk

■  interest-rate risk

■  market risk

■  non-diversified status risk

■  regional risk

■  speculative exposure risk

You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of either principal or interest to the portfolio.

Investing directly in foreign currencies may subject the portfolio to the risk that the relative value of currencies will be different than anticipated. In addition, foreign currency exchange rates may fluctuate significantly over short periods of time and may increase the portfolio's share price volatility and hurt the portfolio's performance.

Although all funds are subject to the risk that their portfolio managers will not make good investments, the portfolio, which can take both short and long positions, increases this risk because long positions could decline in value at the same time short positions increase in value. As with other funds, taking long positions in investments that decline in value would hurt the portfolio's performance. Additionally, however, if the portfolio were to take short positions in investments that increase in value, then it would be likely to underperform similar funds that do not take short positions.

International investing, particularly in emerging markets, carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

Bonds rated below investment grade generally provide higher yields than higher-rated debt securities of similar maturity, but are subject to greater credit, liquidity and valuation risks.

15

These risks are defined in "More About Risk." Bonds rated below investment grade are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. Issuers experiencing payment problems are likely to make a greater portion of payments to their more senior debt (such as bank loans and investment-grade bonds) than to their high yield, high risk bonds. Because investing in bonds rated below investment grade involves greater investment risk, achieving the portfolio's investment objective will depend more on the portfolio managers' analysis than would be the case if the portfolio were investing in higher-quality bonds.

The portfolio may enter into credit default swap agreements. Credit default swap agreements are used as a means of "buying" credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the portfolio's holdings), or "selling" credit protection (i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer). The use of credit default swap agreements exposes the portfolio to credit, liquidity, market, speculative exposure and valuation risks. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement.

To the extent that the portfolio invests in securities of start-up and other small companies, it takes on further risks that could hurt its performance.

Investing in a single region could hurt the portfolio's performance or cause the portfolio to be more volatile than a more geographically diversified bond fund. The portfolio's performance is closely tied to economic and political conditions in Asia.

The portfolio is considered a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act") and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

The portfolio may invest in U.S. government securities, which may include securities that are backed only by the credit of the government-sponsored enterprise issuing the security and not by the full faith and credit of the U.S. government.

"More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.

■   PORTFOLIO MANAGEMENT

The Credit Suisse Asia Bond Management Team is responsible for the day-to-day management of the portfolio. The current team members are Robert Mann, Thomas Kwan, Adam McCabe and Victor Rodriguez. You can find out more about them in "Meet the Managers."

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FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLC, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

FOR THE PERIOD ENDED	OCTOBER 31,	OCTOBER 31,
	2008	2007[1]
Per share data
Net asset value, beginning of period	$10.23	$10.00
Investment Operations
Net investment income[2]	0.43	0.22
Net gain (loss) on investments, futures contracts, swap contracts and foreign currency related items (both realized and unrealized)	(2.41)	0.18
Total from investment operations	(1.98)	0.40
Less Dividends and distributions
Dividends from net investment income	(0.17)	(0.17)
Distributions from net realized gains	(0.01)	—
Distributions from return of capital	(0.13)	—
Total dividends and distributions	(0.31)	(0.17)
Net asset value, end of period	$7.94	$10.23
Total return[3]	(19.87)%	4.05%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$278,400	$438,353
Ratio of expenses to average net assets	0.61%	0.65%[4]
Ratio of net investment income to average net assets	4.22%	4.41%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—	0.01%[4]
Portfolio turnover rate	96%	18%

1  For the period May 1, 2007 (commencement of operations) through October 31, 2007.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

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MORE ABOUT RISK

■   INTRODUCTION

The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

■   TYPES OF INVESTMENT RISK

The following risks are referred to throughout this Prospectus.

PRINCIPAL RISK FACTORS

Asian Risk Investments in Asian companies could be adversely affected by major hostilities in the area. If a military conflict or the perception of such a conflict occurs, it could affect many aspects of the region's economy, which may subject the portfolio to increased volatility and substantial declines in value. In addition, many Asian countries are dependent on the economies of the United States and Europe as key trading partners. Reduction in spending on products and services or changes in the U.S. or European economies or their relationships with countries in the region may cause an adverse impact on the regional economy, which may have a negative impact on the portfolio's investments and share price. For a more detailed analysis and explanation of the specific risks of investing in Asia, please see "Asian Risk" in the SAI.

Credit Risk The issuer of a security may default or otherwise become unable to honor a financial obligation.

Emerging Markets Risk Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some emerging market countries may have restrictions that could limit the portfolio's investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

Foreign Securities Risk Since this portfolio invests in foreign securities, it carries additional risks that include:

■  Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange

18

rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

■  Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Interest-Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments—including stocks and bonds, and the mutual funds that invest in them.

Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Non-Diversified Status Risk The portfolio is considered a non-diversified investment company under the 1940 Act and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Regional Focus Risk Focusing on a single geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted geographical region (Asia) likely will have a greater effect on portfolio performance than they would in a more geographically diversified bond fund.

Speculative Exposure Risk To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

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Although all funds are subject to the risk that their portfolio managers will not make good investments, the portfolio, which can take both short and long positions, increases this risk because long positions could decline in value at the same time short positions increase in value. As with other funds, taking long positions in investments that decline in value would hurt the portfolio's performance. Additionally, however, if the portfolio were to take short positions in investments that increase in value, then it would be likely to underperform similar funds that do not take short positions.

OTHER RISK FACTORS

Access Risk Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

Correlation Risk The risk that changes in the value of a hedging instrument will not be offset by those of the investment being hedged.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Liquidity Risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. If this happens during periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the portfolio's performance.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the portfolio.

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CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

—  Not permitted

INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.[1] Asian, correlation, credit, currency, hedged exposure, liquidity, political, regional focus, speculative exposure,
valuation risks.[2]	■

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries. Asian, access, currency, information, liquidity, market,
operational, political, regional focus, valuation risks.	■

Foreign securities Securities of foreign issuers. May include depository receipts.
Asian, credit, currency, emerging markets, high yield securities, information, liquidity,
market, operational, political, operational, regional focus, valuation risks.	■

Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options)
to receive or make payment at a specific future time based on those future changes.[1] Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.[2]	■

Investment-grade debt securities Debt securities rated within the four highest grades
(AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating services, and
unrated securities of comparable quality. Credit, interest-rate, market risks.	■

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INVESTMENT PRACTICE	LIMIT
Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit, extension, interest-rate,
liquidity, prepayment risks.	■

Non-investment-grade debt securities Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit,
high yield securities, information, interest-rate, liquidity, market, valuation risks.	■

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.
An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument.[1] Correlation, credit,
currency, hedged exposure, liquidity, market, speculative exposure risks.	■

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	15%

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government securities or bank letters of credit as collateral.
Credit, liquidity, market risks.	33 1/3%

Start-up and other small companies Companies with small relative market capitalizations, including those with continuous operations of less than three years.
Asian, information, liquidity, market, regional focus, valuation risks.	■

Structured instruments Swaps, structured securities and other instruments that allow the portfolio to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the portfolio's direct investment. Asian, credit, currency, information, interest-rate, liquidity, market,
political, regional focus, speculative exposure, valuation risks.	■

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INVESTMENT PRACTICE	LIMIT
Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the portfolio
from achieving its goal.	■

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	■

Zero-coupon bonds Debt securities that pay no cash income to holders until maturity and are issued at a discount from maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value. Interest-rate, market risks.	■

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

23

MEET THE MANAGERS

The Credit Suisse Asia Bond Management Team is responsible for the day-to-day management of the portfolio. The team currently consists of Robert Mann, Thomas Kwan, Adam McCabe and Victor Rodriguez.

Robert Mann, Managing Director, is responsible for interest rate strategies of the portfolio and has been a team member since portfolio inception. He joined Credit Suisse First Boston in 1985 and in 1991 was appointed Head of Fixed Income Research (Australia). In 1994 he was appointed head of Fixed Income Research for the Pacific region. Mr. Mann joined the Fixed Interest team at Credit Suisse Asset Management in 1995 and in 1997 was appointed head of Fixed Interest. In 2001, he was named Chief Investment Officer. Mr. Mann is a graduate of the University of Melbourne with a Bachelor of Commerce and is a Certified Practicing Accountant. He also holds a Graduate Diploma from the Securities Institute of Australia.

Thomas Kwan, Director, is responsible for the day-to-day portfolio management of the portfolio and has been a team member since November 2007. He joined Credit Suisse Asset Management (Singapore) Limited in October 2007 as a Director in Fixed Income. Before joining Credit Suisse, Mr. Kwan was an Investment Director of Asian Fixed Income for Prudential Asset Management (Singapore) Ltd. from May 2005 until October 2007. Prior to that he was a portfolio manager of Asian Fixed Income at First State Investments (Hong Kong) Ltd. from July 2000 to May 2005. Mr. Kwan holds a Bachelor of Commerce in Finance with High Distinction and an M.A. in Economics from the University of Toronto. He is a CFA charterholder.

Adam McCabe, Director, is responsible for interest rate and currency strategies of the portfolio and has been a team member since portfolio inception. He joined Credit Suisse in March 2001. Mr. McCabe is a member of the Global Currency Committee and the Australian Currency Group, which is responsible for the currency overlay strategy and implementation for international portfolios. He is also a member of the Global Economics Team. Mr. McCabe holds a Bachelor of Commerce (First Class Hons) and the University Medal from the University of Sydney.

Victor Rodriguez, Director, is responsible for credit strategies of the portfolio and has been a team member since portfolio inception. He is a member of the Global Credit Committee and the Asia Decision Group. Mr. Rodriguez joined Credit Suisse Australia in 1995. Before joining Credit Suisse, he worked as an analyst at Westpac Financial Services. Mr. Rodriguez graduated from the University of Sydney with a Bachelor of Economics and is a Certified Practicing Accountant. He also holds a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

Job titles indicate position with the sub-investment adviser.

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MORE ABOUT YOUR ACCOUNT

■   SHARE VALUATION

The net asset value (NAV) of the portfolio is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities.

The portfolio may also use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the portfolio's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the portfolio prices its shares. The portfolio uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by Credit Suisse from time to time.

The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

25

Some of the portfolio's securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

■   ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

■  after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

■  after any changes of name or address of the registered owner(s)

■  otherwise, every calendar quarter

You will also receive annual and semiannual financial reports.

The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

■   DISTRIBUTIONS

As an investor in the portfolio, you will receive distributions.

The portfolio may earn interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The portfolio typically declares and pays dividends, if any, quarterly. The portfolio typically distributes capital gains annually, usually in December. The portfolio may make additional distributions and dividends if necessary for the portfolio to avoid a federal tax. Distributions may be reinvested in additional shares without any initial or deferred sales charge.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

■   TAXES

As with any investment, you should consider how your investment in the portfolio will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser

26

with respect to the tax consequences to you of an investment in the portfolio.

TAXES ON DISTRIBUTIONS

As long as the portfolio continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the portfolio, whether reinvested or taken in cash, are generally taxable. Distributions from the portfolio's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held portfolio shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, for taxable years beginning on or before December 31, 2010, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by the portfolio. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations, provided that the portfolio satisfies certain holding period and other requirements. Given the investment strategy, the portfolio is not expected to generate material amounts of qualified dividend income. The portfolio expects that most of its distributions will be attributable to ordinary income and capital gains, which could be short-term or long-term.

If you buy shares shortly before or on the "record date" – the date that establishes you as the person to receive the upcoming distribution – you may receive a portion of the money you just invested in the form of a taxable distribution.

If, as expected, more than 50% of the portfolio's total assets at the end of the taxable year are invested in foreign securities, the portfolio may elect to pass through to you your pro rata share of foreign taxes paid by the portfolio which you must then include in your income and with respect to which you may be entitled to claim a credit (or deduction).

We will mail you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS INVOLVING PORTFOLIO SHARES

Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

27

BUYING SHARES

■   OPENING AN ACCOUNT

Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

If you need an application, call our Institutional Services Center to receive one by mail or fax.

You can make your initial investment by wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

■   BUYING AND SELLING SHARES

The portfolio is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. eastern time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. The portfolio reserves the right to reject any purchase order. "Proper form" means the portfolio or your financial-services firm, as the case may be, has received a completed purchase application and payment for shares (as described in this Prospectus). The portfolio reserves the right to reject any purchase order.

Minimum Initial Investment	$1,000,000
Minimum Subsequent Investment	$50,000

The minimum initial investment for any group of related persons is an aggregate of $4,000,000. Certain retirement plans for which recordkeeping is performed on an omnibus basis for multiple participants are not subject to investment minimums.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the portfolio will not be able to open your account. If the portfolio is unable to verify your identity or the identity of any person authorized to act on your behalf, the portfolio and we reserve the right to close your account and/or take such other action deemed reasonable or required by law. If your account is closed, your portfolio shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

The fund will not divulge any confidential information concerning investors unless required to do so by law or regulation.

■   INVEST BY PURCHASES IN KIND

With Credit Suisse's permission, investors may acquire shares in exchange for portfolio securities. The portfolio securities must meet the following requirements:

■  Match the investment objectives and policies of the portfolio to be purchased

■  Be considered by the portfolio's adviser to be an appropriate portfolio investment

28

■  Be easily valued, liquid and not subject to restrictions on transfer

You may have to pay administrative or custody costs if you make purchases in kind and the execution of your purchase order may be delayed.

■   FINANCIAL-SERVICES FIRMS

You may be able to buy and sell portfolio shares through financial-services firms such as banks, brokers and financial advisors. The portfolio may authorize these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the portfolio and will be priced at the next-computed NAV. An authorized firm or its designee may impose its own deadline for orders in portfolio shares.

Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the portfolio. Please read the firm's program materials for any special provisions or additional service features that may apply to your investment. Certain features of the portfolio, such as the minimum initial investment amounts, may be modified.

■   REDEMPTION FEE

Subject to the exceptions described below, the portfolio imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the portfolio to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

The redemption fee is not applicable to the following types of redemptions:

■  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more

■  minimum required distributions from retirement plan accounts for shareholders 70 and older. The maximum amount subject to this waiver is based only upon the shareholder's retirement accounts in Credit Suisse funds

■  hardship withdrawals, upon receipt of appropriate documentation

■  redemptions upon the death or disability of the shareholder, plan participant or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration

■  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code

■  involuntary redemptions resulting from a shareholder's failure to

29

maintain a minimum investment in the portfolio

■  redemptions and exchanges effected by other mutual funds holding shares of the portfolio

■  otherwise as Credit Suisse or the portfolio may determine in their sole discretion

As noted above, the redemption fee is applicable to portfolio shares purchased through a financial intermediary. In these circumstances, the portfolio relies on the financial intermediary to assess the fee. Financial intermediaries that maintain omnibus accounts with the portfolio may calculate redemption fees differently from the Fund. If you are investing in portfolio shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the portfolio.

The portfolio may not be able to impose and/or collect the redemption fee on redemptions or exchanges by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The portfolio may continue to make its shares available through such financial intermediaries. The portfolio also may make its shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the portfolio's use of redemption fees may not fully eliminate excessive short-term trading in portfolio shares or insulate long-term shareholders from associated costs or other dilution of the value of portfolio shares.

■   EXCHANGING SHARES

You should contact your financial representative or the Institutional Services Center to request an exchange into another Credit Suisse Fund or portfolio. Be sure to read the current Prospectus for the new fund or portfolio.

The portfolio reserves the right to:

■  reject any purchase order made by means of an exchange from another fund

■  change or discontinue its exchange privilege after 60 days' notice to current investors

■  temporarily suspend the exchange privilege during unusual market conditions

If the portfolio rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

■   ADDING TO AN ACCOUNT

You can add to your account in a variety of ways, as shown in the Buying Shares table.

30

BUYING SHARES

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY EXCHANGE

■ Call our Institutional Services Center to request an exchange from another Credit Suisse Fund or portfolio. Be sure to read the current Prospectus for the new fund or portfolio.
■ If you do not have telephone privileges, mail or fax a letter of instruction.	■ Call our Institutional Services Center to request an exchange from another Credit Suisse Fund or portfolio. ■ If you do not have telephone privileges, mail or fax a letter of instruction.

BY WIRE

■ Complete and sign the New Account Application.
■ Call our Institutional Services Center and fax the signed New Account Application by 4 p.m. eastern time.
■ Institutional Services Center will telephone you with your account number. Please be sure to specify the account registration, account number and the fund and portfolio name on your wire advice.
■ Wire your initial investment for receipt that day.	■ Call our Institutional Services Center by 4 p.m. eastern time to inform us of the incoming wire. Please be sure to specify the account registration, account number and the fund and portfolio name on your wire advice.
■ Wire the money for receipt that day.

Institutional Services Center 800-222-8977

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

31

SELLING SHARES

SELLING SOME OR ALL OF YOUR SHARES	CAN BE USED FOR
BY MAIL

Write us a letter of instruction that includes:
■ your name(s) and signature(s)
■ the portfolio name and account number
■ the dollar amount you want to sell
■ how to send the proceeds
Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing").
Mail the materials to Credit Suisse Institutional Fund, Inc. If only a letter of instruction is required, you can fax it to the Institutional Services Center (unless a signature guarantee is required)	■ Sales of any amount.

BY EXCHANGE

■ Call our Institutional Services Center to request an exchange into another Credit Suisse Fund or portfolio. Be sure to read the current Prospectus for the new fund or portfolio.	■ Accounts with telephone privileges. If you do not have telephone privileges, mail or fax a letter of instruction to exchange shares.

BY PHONE

■ Call our Institutional Services Center to request a redemption.You can receive the proceeds as: ■ a check mailed to the address of record ■ a wire to your bank See "By Wire" for details.	■ Accounts with telephone privileges.

BY WIRE

■ Complete the "Wire Instructions" section of your New Account Application. ■ For federal-funds wires, proceeds will be wired on the next business day.	■ Requests by phone or mail.

32

HOW TO REACH US

Institutional Services Center
Toll free: 800-222-8977
Fax: 646-354-5026

Mail:
Credit Suisse Institutional Fund, Inc.
P.O. Box 55030
Boston, MA 02205-5030

Overnight/Courier Service:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Institutional
Fund, Inc.
30 Dan Road
Canton, MA 02021-2809

WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
Credit Suisse Institutional Fund, Inc.
[Institutional Fund Portfolio Name]
DDA# 9904-649-2
F/F/C: [Account Number and
Registration]

■   SELLING SHARES IN WRITING

Some circumstances require a written sell order, along with a signature guarantee. These include:

■  accounts whose address of record has been changed within the past 30 days

■  redemption in certain large accounts (other than by exchange)

■  requests to send the proceeds to a different payee or address than on record

■  shares represented by certificates, which must be returned with your sell order

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the portfolio's transfer agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted.

■   RECENTLY PURCHASED SHARES

For portfolio shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the portfolio will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another portfolio. A redemption fee of 2.00% will be charged on the exchange.

Institutional Services Center 800-222-8977

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

33

OTHER POLICIES

■   TRANSACTION DETAILS

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

Your purchase order will be canceled if you place a telephone order by 4 p.m. eastern time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the portfolio if your investment check or Automated Clearing House transfer does not clear.

If you wire money without first calling our Institutional Services Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

Uncashed redemption or distribution checks do not earn interest.

■   FREQUENT PURCHASES AND
■   SALES OF PORTFOLIO SHARES

Frequent purchases and redemptions of portfolio shares present risks to the portfolio's long-term shareholders. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio's investments, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the portfolio's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs.

These risks may be greater for funds and portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage"). The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Directors. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange

34

purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the portfolio's records. The portfolio's distributor enters into agreements with financial intermediaries that require such financial intermediaries to provide certain information to help detect and eliminate frequent trading activity by their clients or customers.

In addition to the procedures outlined above, the portfolio imposes a 2.00% redemption fee (short-term trading fee) on all shares that are redeemed or exchanged within 30 days from the date of purchase. See "Buying and Selling Shares." The fee is paid to the portfolio to offset costs associated with short-term shareholder trading. The Board approved the redemption fee to limit the disruptive effects on the portfolio management of the portfolio that result from "market timing" of the portfolio's shares.

The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the portfolio reserves the right to reject a purchase or exchange order from any investor or intermediary that the portfolio has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "About Your Account – Share Valuation."

Also, shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of portfolio shares that may define market timing differently than the portfolio does and have different consequences associated with it.

The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

■   ACCOUNT CHANGES

Call our Institutional Services Center to update your account records whenever you change your address. The Institutional Services Center can also help you change your account information or privileges.

35

■   SPECIAL SITUATIONS

The portfolio reserves the right to:

■  change the minimum account balance necessary to keep accounts open after 15 days' notice to current investors of any increases

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt portfolio operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

■  modify or waive its minimum investment requirements for employees and clients of Credit Suisse and Credit Suisse's affiliates

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc., an affiliate of Credit Suisse, is responsible for:

■  making the portfolio available to you

■  account servicing and maintenance

■  other administrative services related to sale of the Institutional Class

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse or an affiliate may make similar payments under similar arrangements.

Institutional Services Center 800-222-8977

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

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39

FOR MORE INFORMATION

More information about the portfolio is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the fund's portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI, which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Institutional Fund, Inc. to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY FACSIMILE:

646-354-5026

BY MAIL:

Credit Suisse Institutional Fund, Inc.

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Institutional Fund, Inc.

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Institutional Fund, Inc.  811-06670

P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  INST AB-PRO-0209

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2009

CREDIT SUISSE INSTITUTIONAL FUND, INC.

Asia Bond Portfolio

This Statement of Additional Information provides information about Credit Suisse Institutional Fund, Inc. (the “Fund”), relating to the Asia Bond Portfolio (the “Asia Bond Portfolio” or the “Portfolio”) that supplements information contained in the Prospectus for the Portfolio (the “Prospectus”), dated February 28, 2009, as amended or supplemented from time to time and is incorporated by reference in its entirety into the Prospectus.

The Portfolio’s audited Annual Report dated October 31, 2008, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus and no investment in shares of the Portfolio should be made solely upon the information contained herein.  Copies of the Fund’s Prospectus, Annual Report and information regarding the Portfolio may be obtained by writing or telephoning:

Credit Suisse Institutional Fund

P.O. Box 55030

Boston, MA 02205-5030

800-222-8977

i

U.S. Government Securities	20
Securities of Other Investment Companies	21
Below Investment Grade Securities	21
Emerging Markets	22
Lending Portfolio Securities	23
Repurchase Agreements	24
Reverse Repurchase Agreements and Dollar Rolls	24
Zero Coupon Securities	25
Government Zero Coupon Securities	25
Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers	25
“Special Situation” Companies	26
Variable Rate and Master Demand Notes	26
When-Issued Securities and Delayed-Delivery Transactions	26
To-Be-Announced Mortgage-Backed Securities	27
Stand-By Commitments	27
Non-Publicly Traded and Illiquid Securities	28
Rule 144A Securities	29
Interest Only and Principal Only Instruments	30
Borrowing	30
NON-DIVERSIFIED STATUS	30

INVESTMENT RESTRICTIONS	31

PORTFOLIO VALUATION	32

PORTFOLIO TRANSACTIONS	33

PORTFOLIO TURNOVER	35

ASIAN RISK	36
Political, Social and Economic Factors	36
Market Characteristics	37
Energy	38
Natural Disasters	38
Avian Flu Virus	38
MANAGEMENT OF THE FUND	40

Officers and Board of Directors	40
Information Concerning Directors and Officers	41
Information Concerning Committees and Meetings of Directors	44
Directors Compensation	46
Proxy Voting Policies and Procedures	46
Disclosure of Portfolio Holdings	46
Investment Advisory Agreement	49
Sub-Advisory Agreement	50
Portfolio Managers Disclosure	51

ii

Portfolio Managers’ Compensation	51
Potential Conflicts of Interest	52
Portfolio Managers’ Ownership of Securities	52
Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts	52
Administration Agreements	53
Code of Ethics	53
Custodian and Transfer Agent	53
Distribution and Shareholder Servicing	54
Organization of the Fund	54
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	55

EXCHANGE PRIVILEGE	55

ADDITIONAL INFORMATION CONCERNING TAXES	56
The Portfolio	56
Special Tax Considerations	58
Zero Coupon Securities	59
Constructive Sales	59
Straddles	59
Options and Section 1256 Contracts	59
Swaps	60
Foreign Currency Transactions	61
Passive Foreign Investment Companies	61
Taxation of U.S. Shareholders	62
Dividends and Distributions	62
Sale of Shares	64
Backup Withholdins	65
Notices	65
Other Taxes	65
Taxation of Non-U.S. Shareholders	66
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	68

MISCELLANEOUS	68

FINANCIAL STATEMENTS	68

APPENDIX A — PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B — DESCRIPTION OF RATINGS	B-1

iii

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the descriptions of the Portfolio’s investment objective and policies in the Prospectus.  The Board of Directors (the “Board”) may change the investment objective of the Portfolio without shareholder approval.  There are no assurances that the Portfolio will achieve its investment objective.

The investment objective of the Portfolio is to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.  The Portfolio will invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other debt securities of Asian issuers and derivatives that reflect the performance of bonds of Asian issuers.  Asia is defined as part of the landmass of Africa-Eurasia — with the western portion of the latter occupied by Europe — lying east of the Suez Canal, east of the Ural Mountains, and south of the Caucasus Mountains and the Caspian and Black Seas.  It is bound to the east by the Pacific Ocean, to the south by the Indian Ocean, and to the north by the Arctic Ocean.  For the purposes of the Portfolio’s investments, Asia currently includes Bangladesh, Brunei, China, Hong Kong, India, Indonesia, Japan, Kazakhstan, Korea, Laos, Macau, Malaysia, Mongolia, Nepal, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam.  Any future country or countries (or other  political entity) formed by combination or division of one or more countries within the geographic area comprising Asia shall be deemed to be included within Asia for the purposes of the Portfolio’s 80% investment policy. The Portfolio may invest in all types of bonds, including: certificates of deposit and other bank obligations; corporate bonds, debentures and notes; convertible debt securities; credit-linked notes; government securities; loan or similar extensions of credit; mortgage-backed and asset-backed securities; and repurchase agreements involving portfolio securities.

The 80% investment policy will not be applicable during periods when the Portfolio pursues a temporary defensive strategy, as discussed below.  The Portfolio’s 80% investment policy may be changed by the Board of the Fund on 60 days’ notice to shareholders.

General Investment Strategies

Set forth below is additional information on the Portfolio’s investment policies and strategies.  Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.  The Portfolio does not represent that these techniques are available now or will be available at any time in the future.  Any percentage limitation on the Portfolio will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

Strategic and Other Transactions

Options, Futures and Currency Transactions.  The Portfolio may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes and to enhance total return.  The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices, foreign currencies, interest rates and interest rate swaps and may engage in spot and forward currency exchange transactions (known as “foreign exchange transactions”) for these same purposes, which may involve speculation.

Securities Options.  The Portfolio may write covered put and call options on stock and debt securities and the Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter (“OTC”) options.  The Portfolio realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time.  In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.  However, for an option writer the exposure to adverse price movements in the underlying security or index for a call option is potentially unlimited during the exercise period.  Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.  The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In return for a premium, the Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).  When the Portfolio writes call options, it retains the risk of an increase in the price of the underlying security.  The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices decline, the put writer would expect to suffer a loss.  This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by the Portfolio that are deemed covered by virtue of the Portfolio’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice.  In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery.  By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which the Portfolio may write covered call options.  For example, if the Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.  If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.  In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.  The Portfolio may write (i) in-the-money call options when Credit Suisse Asset Management Limited (“Credit Suisse Australia”), the Portfolio’s sub-investment adviser (together with Credit Suisse Asset Management, LLC (“Credit Suisse”), the “Adviser”), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.  Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions.  To secure its obligation to deliver the underlying security when it writes a call option, the Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale.  An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market.  When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.  Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.  The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration).  The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction (the Portfolio would not be deemed to own an option as a result of the transaction).  So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price.  This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction.  The Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  Moreover, the Portfolio’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio.  The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade.  If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).  It is possible that the Portfolio and other clients of Credit Suisse and certain of its affiliates may be considered to be such a group.  A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.  These limits may restrict the number of options the Portfolio will be able to purchase on a particular security.

Securities Index Options.  The Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.  Some securities index options are based on a broad market index, such as the New York Stock Exchange (“NYSE”) Composite Index, or a narrower market index such as the Standard & Poor’s 100.  Indexes may also be based on a particular industry or market segment.

Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different.  Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Securities index options may be offset by entering into closing transactions as described above for securities options.

OTC Options.  The Portfolio may purchase and write put and call options on foreign currency, securities, securities indices and certificates of deposit and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

The Portfolio may purchase OTC or dealer options or sell covered or uncovered OTC options.  Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options.  A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option.  If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from which it purchased the option to perform if the option were exercised.  If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not.  Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option.  Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  The inability to enter into a closing transaction may result in material losses to the Portfolio.  Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised.  This requirement may impair the Portfolio’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Currency Transactions.  The value in U.S. dollars of the assets of the Portfolio that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investments in U.S. securities and the Portfolio may incur costs in connection with conversion between various currencies.  Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance the Portfolio’s total return (speculation).

The Portfolio will make investments in forward contracts and other derivative instruments that are listed below to gain long and short exposure to Asian currencies, in order to seek to enhance the Portfolio’s total return.  Pursuant to the Portfolio’s currency strategy, the Portfolio will invest in currency forward contracts, including non-deliverable forwards (“NDFs”) that are contractually required to settle in cash, and other currency derivatives.  The derivatives used to implement the currency strategy will have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.  The Portfolio will implement its currency strategy through transactions, including, but not limited to, (i) on a spot (i.e., cash) basis at the rate prevailing in the currency market, (ii) through entering into futures contracts, options or swaps, (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing or selling exchange-traded currency options.  The Portfolio may engage in cross-currency transactions where the Adviser seeks to benefit from relative changes in value of two currencies, neither of which are U.S. dollars.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.  Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction.  If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.  In addition, the Portfolio may enter into NDFs or other forwards that are required to settle in cash.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Portfolio.  To the extent the Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions).

Currency Options.  The Portfolio may purchase and sell exchange-traded and OTC put and call options on foreign currencies.  Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised.  Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

Currency Hedging.  The Portfolio’s currency hedging strategy, generally, will involve hedging on either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.

A decline in the U.S. dollar value of a foreign currency in which the Portfolio’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options.  If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.  Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.  Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.  If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts, currency options and currency swaps may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio’s investments denominated in that currency.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer’s creditworthiness deteriorates.

Hedging Generally.  In addition to entering into currency options, futures, swaps and forwards transactions to increase the Portfolio’s return, the Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of the Portfolio’s portfolio varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if market movements are not as anticipated when the hedge is established.  Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse Australia still may not result in a successful hedging transaction.

Additional Risks.  The Portfolio will engage in enhanced income (i.e., speculation) and hedging strategies only when deemed advisable by Credit Suisse Australia, and successful use by the Portfolio of these strategies will be subject to Credit Suisse Australia’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions and magnitude of these trends, which predictions could prove to be inaccurate.  This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in enhanced income and hedging transactions and the costs to implement these strategies will affect the Portfolio’s performance.

To the extent that the Portfolio engages in the enhanced income and hedging strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized.  In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all.  The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Asset Coverage for Forward Contracts, Options, Futures and Options on Futures.  The Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the “SEC”)  with respect to coverage of forward currency contracts, options written by the Portfolio on currencies, securities and indexes, and currency, interest rate and index futures contracts and options on these futures contracts.  These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis.  A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price.  The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio.  If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

In the case of futures contracts and forwards contracts that are not contractually required to cash-settle, for example, the Portfolio must set aside liquid assets equal to such contracts’ full notional value while the positions are open.  With respect to futures contracts and forward contracts, including NDFs, that are contractually required to cash-settle, however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligations (i.e., the Portfolio’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.  The portion of the Portfolio’s assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Portfolio’s asset segregation requirements will vary accordingly.  The Portfolio reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Uncovered Options Transactions.  The Portfolio may write options that are not covered (or so-called “naked options”) on portfolio securities.  When the Portfolio sells an uncovered call option, it does not simultaneously have a long position in the underlying security.  When the Portfolio sells an uncovered put option, it does not simultaneously have a short position in the underlying security.  Uncovered options are riskier than covered options because there is no underlying security held by the Portfolio that can act as a partial hedge.  Uncovered calls have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.  Uncovered put options have speculative characteristics and the potential loss is substantial.

Options on Swaps (“Swaptions”).  The Portfolio may purchase and sell put and call options on swap agreements, commonly referred to as swaptions.  The Portfolios will enter into such transactions for hedging purposes or to seek to increase total return.  Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the SEC or the Commodity Futures Trading Commission (the “CFTC”).

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Portfolio will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Portfolio.

While the Portfolio may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Portfolio than if it had not engaged in any such transactions.  If, for example, the Portfolio had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between the Portfolio’s portfolio holdings and swaptions entered into by the Portfolio, which may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to risk of loss.  Further, the Portfolio’s use of swaptions to reduce risk involves costs and will be subject to Credit Suisse Australia’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that Credit Suisse Australia’s judgment in this respect will be correct.

Futures Activities

The Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or consistent with CFTC regulations on foreign exchanges. The Portfolio may also enter into futures and related options on other instruments, such as interest rate swaps and certificates of deposit.  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

These transactions may be entered into to enhance the Portfolio’s return or for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions.  Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be “bona fide hedging” will not exceed 5% of the Portfolio’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.  The Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with its policies.  The Portfolio is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures Contracts.  A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place.  Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes.  A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

No consideration is paid or received by the Portfolio upon entering into a futures contract.  Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  The Portfolio will also incur brokerage costs in connection with entering into futures transactions.

At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although the Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses.  In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin.  In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

Options on Futures Contracts.  The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

Money Market Obligations

The Portfolio is authorized to invest in short-term money market obligations having remaining maturities of less than one year at the time of purchase.  These short-term instruments consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“government securities”); bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by the Adviser to be high quality investments; commercial paper rated no lower than A-2 by Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”) or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories.

Temporary Defensive Strategies.  For temporary defensive purposes or during times of international political or economic uncertainty, the Portfolio may invest without limit in short-term money market obligations.

Money Market Mutual Funds.  The Portfolio may invest up to 5% of its assets in securities of money market mutual funds, including a mutual fund affiliated with the Portfolio or Credit Suisse where Credit Suisse believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity.  A money market mutual fund is an investment company that invests in short-term high quality money market instruments.  A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year.  As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Portfolio’s management fees and other expenses with respect to assets so invested.

Convertible Securities

Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock.  Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.  Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality.  The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.  Subsequent to purchase by the Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Portfolio.  Neither event will require sale of such securities, although Credit Suisse Australia will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Structured Securities

The Portfolio may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities; credit derivatives; credit linked notes; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities.  The Portfolio may invest in mortgage-backed securities sponsored by U.S. and foreign issuers, as well as non-governmental issuers.  Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property.  These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.  Some mortgage-backed securities, such as collateralized mortgage obligations (“CMOs”), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).  The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  The government or the issuing agency typically guarantees the payment of interest and principal of these securities.  However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio’s shares.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  The average life of pass-through pools varies with the maturities of the underlying mortgage loans.  A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions.  Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool.  For pools of fixed-rate 30-year mortgages in a stable fixed-rate environment, a common industry practice in the United States has been to assume that prepayments will result in a 12-year average life.  At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities.  Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge.  Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio’s return.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as Government National Mortgage Association (“GNMA”), and due to any yield retained by the issuer.  Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.  In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities.  The Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts and special purpose corporations.  Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest.  Automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  In addition, there is no assurance that the security interest in the collateral can be realized.

Credit Derivatives.  The Portfolio may enter into credit default swap agreements either as a buyer or a seller.  The Portfolio may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in all or a portion of its underlying portfolio or in one or more individual holdings.  The Portfolio may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred.  If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  Credit default swap agreements involve greater risks than if the Portfolio had invested in the reference obligation directly.

If the Portfolio is a buyer and no credit event occurs, the Portfolio would lose its investment and recover nothing.  If a credit event occurs, however, the Portfolio may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  On the other hand, the value of any deliverable obligations paid by the Portfolio to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Portfolio, resulting in a loss of value to the Portfolio.

If the Portfolio is a seller and no credit event occurs, the Portfolio would generally receive an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years.  If a credit event occurs, however, generally the Portfolio would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  When the Portfolio acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Portfolio may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity.  As a result, the Portfolio bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security.  The Portfolio will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Because credit default swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid.  Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty.  The Portfolio will enter into swap agreements as a buyer only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolio’s repurchase agreement guidelines).  Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement.  As the seller of a credit default swap the Portfolio would be subject to investment exposure on the notional amount of the swap.  Accordingly, the Portfolio will segregate liquid investments in an amount equal to the aggregate market value of the of the credit default swaps of which it is the seller, marked to market on a daily basis.

When the Portfolio buys or sells a credit derivative, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will be treated as an issuer for purposes of complying with the Portfolio’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary.  The Portfolio may, but is not required to, use credit swaps or any other credit derivative.  There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.  The tax treatment of many types of credit default swaps is uncertain.

Credit Linked Notes.  The Portfolio may invest in credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets.  For instance, the Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Portfolio would receive. The Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.  It is also expected that the securities will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).  Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Structured Notes, Bonds or Debentures.  Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio’s entire investment.  The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.  Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations.  The Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (a “Borrower”) and one or more financial institutions (“Lenders”).  The majority of the Portfolio’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”).  Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower.  The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower.  In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.  The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by Credit Suisse Australia to be creditworthy.

When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan.  However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments.  The Portfolio may have difficulty disposing of them because there is no liquid market for such securities.  The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio’s ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower.  The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio’s portfolio and calculating its net asset value.

Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars

The Portfolio may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the Portfolio may enter into currency swaps for hedging purposes and to seek to enhance total return (speculation) as well.  Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes.  Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.  An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Portfolio will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.  If the other party to an interest rate, index or mortgage swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.  In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.  Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  To the extent that the net amount payable by the Portfolio under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Portfolio under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or liquid securities, the Portfolio and Credit Suisse Australia believe that swaps do not constitute senior securities under the Investment Company Act of 1940, as amended (the “1940 Act”), and, accordingly, will not treat them as being subject to each Portfolio’s borrowing restriction.

The Portfolio will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions, unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated above investment grade by either S&P or Moody’s or, if unrated by such rating organizations, determined to be of comparable quality by the Adviser.

Foreign Investments

Investors should recognize that investing in foreign issuers involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions.  The Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Foreign Currency Exchange.  Since the Portfolio may invest in securities denominated in currencies other than the U.S. dollar and in currency forwards and futures, and since the Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Portfolio assets denominated in that foreign currency.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries.  Governmental intervention may also play a significant role.  National governments rarely voluntarily allow their currencies to float freely in response to economic forces.  Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.  The Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.  See “Currency Transactions” and “Futures Activities” above.

Information.  Many of the foreign securities held by the Portfolio will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC.  Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity.  Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

Foreign Markets.  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies.  Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

Increased Expenses.  The operating expenses of the Portfolio, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities.  In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Foreign Debt Securities.  The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries.  The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy.  Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries.  Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers).  Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Privatizations.  The Portfolio may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises).  The ability of U.S. entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors.  There can be no assurance that privatization programs will be available or successful.

Brady Bonds.  The Portfolio may invest in so-called “Brady Bonds.”  Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans.  Investors should recognize that Brady Bonds do not have a long payment history.  Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers.  In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.  Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components:  the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Depository Receipts.  Assets of the Portfolio may be invested in the securities of foreign issuers in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and International Depository Receipts (“IDRs”).  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States.  EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively.  For purposes of the Portfolio’s investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent.  Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders.  In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

U.S. Government Securities

The Portfolio may invest in government securities.  Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.  U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  The Portfolio may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government-

sponsored enterprise.  Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

Securities of Other Investment Companies

The Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order.  Presently, under the 1940 Act, the Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio’s total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio’s total assets.  As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

Below Investment Grade Securities

The Portfolio may invest in fixed income securities rated below investment grade and as low as C by Moody’s or D by S&P, and in comparable unrated securities.  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody’s or S&P or, if unrated, is determined to be of comparable quality by the Adviser.  Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.  The Portfolio’s holdings of debt securities rated below investment grade (commonly referred to as “junk bonds”) may be rated as low as C by Moody’s or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality.  Securities that are rated C by Moody’s comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing.  Debt rated D by S&P is in default or is expected to default upon maturity or payment date.  Bonds rated below investment grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.  Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.  Any percentage limitation on the Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of below investment grade securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio.  Neither event will require sale of such securities by the Portfolio, although the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.  The Portfolio may invest in securities rated as low as C by Moody’s or D by S&P and in unrated securities considered to be of equivalent quality.  Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing.  Debt rated D by S&P is in default or is expected to default upon maturity or payment date.

Securities rated below investment grade and comparable unrated securities:  (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.  The Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market.  Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that these securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities.  Factors adversely impacting the market value of these securities will adversely impact the Portfolio’s net asset value.  The Portfolio will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer.  In this evaluation, in addition to relying on ratings assigned by Moody’s or S&P, the Adviser will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.  Interest rate trends and specific developments which may affect individual issuers will also be analyzed.  The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.  At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

Emerging Markets

The Portfolio may invest without limit in emerging markets securities.  Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property.  The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities

The Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board.  These loans, if and when made, may not exceed 33-1/3% of the Portfolio’s total assets taken at value (including the loan collateral).  Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio.  From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a “finder.”

By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.  The Portfolio will adhere to the following conditions whenever its portfolio securities are loaned:  (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities.  Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio’s ability to recover the loaned securities or dispose of the collateral for the loan.  Default by or bankruptcy of a borrower would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities.  Any loans of the Portfolio’s securities will be fully collateralized and marked to market daily.

The Portfolio and Credit Suisse have received an order of exemption (the “Order”) from the SEC to permit certain affiliates of Credit Suisse to act as lending agent for the Portfolio, to permit securities loans to broker-dealer affiliates of Credit Suisse, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by Credit Suisse (“Investment Funds”).  The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by Credit Suisse or any of its affiliates.  These conditions include percentage limitations on the amount of the Portfolio’s assets that may be invested in the

Investment Funds, restrictions on the Investment Funds’ ability to collect sales charges and certain other fees, and a requirement that a fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

Repurchase Agreements

The Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers.  Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period.  The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.  The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right.  Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk.  A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements and Dollar Rolls

The Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers.  Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest.  At the time the Portfolio enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest).  The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  The Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

The Portfolio also may enter into “dollar rolls,” in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date.  During the roll period, the Portfolio would forgo principal and interest paid on such securities.  The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.  Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligation to repurchase the securities, and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Zero Coupon Securities

The Portfolio may invest without limit in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representation interests in such stripped debt obligations and coupons.  A zero coupon security pays no interest to its holder prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.  Such accrued discount will be includible in determining the amount of dividends the Portfolio must pay each year and, in order to generate cash necessary to pay such dividends, the Portfolio may liquidate portfolio securities at a time when it would not otherwise have done so.  See “Additional Information Concerning Taxes.”  At present, the U.S. Treasury and certain U.S. agencies issue stripped government securities.  In addition, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.

Government Zero Coupon Securities

The Portfolio may invest in (i) government securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped government securities and coupons (collectively referred to as “government zero coupon securities”).

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general.  Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  These companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

“Special Situation” Companies

“Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Credit Suisse Australia believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Portfolio may achieve capital growth.  There can be no assurance, however, that a special situation that exists at the time of an its investment will be consummated under the terms and within the time period contemplated.

Variable Rate and Master Demand Notes

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days.  The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date.  The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed.  While there may be no active secondary market with respect to a particular VRDN purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party.  The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.

When-Issued Securities and Delayed-Delivery Transactions

The Portfolio may utilize its assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield).  The Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Credit Suisse Australia deems it advantageous to do so.  The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

When the Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitment.  It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

To-Be-Announced Mortgage-Backed Securities

As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date.  A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.  However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered.  Instead, the Portfolio agrees to accept any mortgage-backed security that meets specified terms.  Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.  TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.  For a further description of mortgage-backed securities, see “Structured Securities - Mortgage-Backed Securities” above.

Stand-By Commitments

The Portfolio may invest in “stand-by commitments” with respect to securities held in its portfolio.  Under a stand-by commitment, a dealer agrees to purchase at the Portfolio’s option specified securities at a specified price.  The Portfolio’s right to exercise stand-by commitments is unconditional and unqualified.  Stand-by commitments acquired by the Portfolio may also be referred to as “put” options.  A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.

The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it.  When investing in stand-by commitments, the Portfolio will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of the Adviser, present minimal credit risks.  In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims.  The Portfolio acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio’s acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities.  Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value.  Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

The Portfolio will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.  The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price.  The Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Non-Publicly Traded and Illiquid Securities

The Portfolio may invest up to 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days notice by the Portfolio, and time deposits maturing in more than seven calendar days.  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses.  These securities may be less liquid than publicly traded securities, and the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  The Portfolio’s investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Rule 144A Securities.  Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.  In reaching liquidity decisions, the Adviser may consider, inter alia, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades

(e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio.  The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Interest Only and Principal Only Instruments

The Portfolio may invest in securities representing interests in a pool of mortgages or other assets the cash flow of which has been separated into its interest and principal components, commonly known as “IOs” (interest only) and “POs” (principal only).  IOs and POs issued by parties other than agencies or instrumentalities of the U.S. government are considered, under current guidelines of the staff of the SEC, to be illiquid securities.

Borrowing

The Portfolio may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities.  Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio’s net assets.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding.  The Portfolio expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

NON-DIVERSIFIED STATUS

The Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer.  As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.  To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The Portfolio’s investments will be limited, however, in order to qualify as a “regulated investment company” for purposes of the Code.  See “Additional Information Concerning Taxes.”  To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

INVESTMENT RESTRICTIONS

Certain investment limitations may not be changed without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares (each, a “Fundamental Restriction”).  Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares.  If a percentage restriction (other than the percentage limitations set forth in each number below) is adhered to at the time of an investment, a later increase or decrease percentage of assets resulting from a change in the values of portfolio securities or in the Portfolio’s assets will not constitute a violation of such restriction.

The investment limitations numbered 1 through 8 are Fundamental Restrictions.  Investment limitations 9 through 11 may be changed by a vote of the Board at any time.

The Portfolio may not:

1.             Invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that there is no limitation for the Portfolio in respect of investments in U.S. government securities;

2.             Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

3.             Borrow money, except to the extent permitted under the 1940 Act;

4.             Act as an underwriter of securities of other issuers, except that the Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933;

5.             Issue any senior security, except to the extent permitted under the 1940 Act;

6.             Purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

7.             Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

8.             Pledge, mortgage or hypothecate its assets except to secure permitted borrowings or as otherwise permitted under the 1940 Act;

9.             Invest in other investment companies except to the extent permitted by the 1940 Act; or

10.           Invest more than 15% of the value of its net assets in the aggregate in restricted securities.

The Portfolio does not consider the segregation of assets in connection with any of its investment practices to be a mortgage, pledge or hypothecation of such assets.

PORTFOLIO VALUATION

The following is a description of the procedures used by the Portfolio in valuing its assets.

Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the time of valuation (the “Valuation Time”). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board (“Pricing Service”). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided.

If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to the Portfolio). If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to the Portfolio). If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to the Portfolio).

Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.  When fair value pricing is employed, the prices of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). The NYSE is currently scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio’s net asset value is not calculated.  As a result, calculation of the Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying the Portfolio’s investment program to achieve its investment objective.  Credit Suisse has retained Credit Suisse Australia to act as sub-adviser for the Portfolio.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

Credit Suisse Australia will select portfolio investments and effect transactions for the Portfolio. In selecting broker-dealers, Credit Suisse Australia does business exclusively with those broker-dealers that, in Credit Suisse Australia’s judgment, can be expected to provide the best service. The service has two main aspects:  the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, Credit Suisse Australia will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet Credit Suisse Australia’s standards may be higher than for execution services alone or for services that fall below Credit Suisse Australia’s standards. Credit Suisse Australia believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, Credit Suisse Australia will receive only brokerage or research services in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) when paying such higher commissions. Research received from brokers or dealers is supplemental to Credit Suisse Australia’s own research program. The fees to Credit Suisse Australia under its agreements with the Portfolio are not reduced by reason of its receiving any brokerage and research services.

For the fiscal period ended October 31, 2008, the Portfolio did not execute any transactions through brokers and dealers who provided research services.

The Portfolio did not pay commissions to broker-dealers for execution of portfolio transactions for the fiscal period ended October 31, 2008.

All orders for transactions in securities or options on behalf of the Portfolio are placed by Credit Suisse Australia with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) and affiliates of Credit Suisse Group. The Portfolio may utilize CSAMSI or affiliates of Credit Suisse Group in connection with a purchase or sale of securities when Credit Suisse Australia believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

Investment decisions for the Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse Australia. Such other investment clients may invest in the same securities as the Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse Australia believes to be equitable to each client, including the Portfolio. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold for the Portfolio. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for the Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

Transactions for the Portfolio may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  The Portfolio will engage in this practice, however, only when Credit Suisse Australia, in its sole discretion, believes such practice to be otherwise in the Portfolio’s interest.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, Credit Suisse Australia, CSAMSI or Credit Suisse Securities (USA) LLC or any affiliated person of such companies, except as permitted by the SEC exemptive order or by applicable law.

As of October 31, 2008, the Portfolio held the following securities of its regular brokers or dealers:

Name of Security	Aggregate Value of the Holdings
State Street Bank and Trust Company	$24,921,000

PORTFOLIO TURNOVER

The Portfolio does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities.  The Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain practices that may be employed by the Portfolio could result in high portfolio turnover.  For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.  To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer’s security instead of long-term investments based on fundamental valuation of securities.  Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.  Consequently, the annual portfolio turnover rate of the Portfolio may be higher than mutual funds having a similar objective that do not utilize these strategies.

It is not possible to predict the Portfolio’s portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs.  High portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could raise your income tax liability.  The Portfolio estimates that it will have a portfolio turnover rate of 100%.

For the fiscal period ended October 31, 2007, the Portfolio’s turnover rate was 18%.  For the fiscal year ended October 31, 2008, the Portfolio’s turnover rate was 96%.

ASIAN RISK

Since the Portfolio invests a significant portion of its assets in Asian securities, it is subject to general economic and political conditions in Asia.  The Portfolio may be more volatile than a fund which is broadly diversified geographically.  Additional factors relating to Asia that an investor in the Portfolio should consider include the following:

Political, Social and Economic Factors.  The Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe.  Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.  Such social, political and economic instability could significantly disrupt the principal financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Some governments in the Asian region are authoritarian in nature and influenced by security forces.  For example, during the course of the last 25 years, governments in the region have been installed or removed as a result of military coups while others have periodically demonstrated their repressive police state nature. Disparities of wealth, among other factors, have also led to social unrest in some Asian countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan and Sri Lanka, have created social, economic and political problems.

Several Asian countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand experienced border battles with Laos and India is engaged in border disputes with several of its neighbors, including China and Pakistan.  An uneasy truce exists between North Korea and South Korea. In addition, North Korea’s nuclear weapon program has caused an increased level of risk of military conflict to the area.

Most of the economies of Asia are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union.  The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of Asia.  In addition, some of the economies of Asia, Indonesia and Malaysia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.  There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Portfolio held in foreign countries.  Governments in certain Asian countries participate to a significant degree, through ownership interests or regulation, in their respective economies.  Action by these governments could have a significant adverse effect on market prices of the Portfolio’s securities and its share price.

Market Characteristics.  Most of the securities markets of Asia have substantially less volume than the NYSE, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size.  Some of the stock exchanges in Asia, such as those in China, are in the early stages of their development.  Many companies traded on securities markets in Asia are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States.  In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities.  Market quotations on many securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.  Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies.  Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy.  Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. To the extent that any of the Asian countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

Brokerage commissions and other transaction costs on securities exchanges in Asia are generally higher than in the United States.  Settlement procedures in certain Asian countries are less developed and reliable than those in the United States and in other developed markets, and the Portfolio may experience settlement delays or other material difficulties.  Securities trading in certain Asian securities markets may be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations.  The foregoing factors could impede the ability of the Portfolio to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of shares of the Portfolio.

There is also less government supervision and regulation of foreign securities exchanges, brokers, and listed companies in the Asian countries than exists in the United States.  In addition, existing laws and regulations are often inconsistently applied.  As legal systems in Asian countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.  Less information will, therefore, be available to the Portfolio than in respect of investments in the United States.  Further, in certain Asian countries, less information may be available to the Portfolio than to local market participants.  Brokers in Asian countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political, or economic stress.

In addition, accounting and auditing standards applied in certain Asian countries frequently do not conform with the generally accepted accounting principles (“GAAP”) used in the United States.  In some cases accounting policies, for example the use of the constant purchasing power method, can cause some distortion. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

Energy.  Asia has historically depended on oil for most of its energy requirements.  Almost all of its oil is imported.  In the past, oil prices have had a major impact on the Asian economy.  In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption.  However, there is no guarantee this favorable trend will continue.

Natural Disasters.  The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunami), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.  The long-term economic effects of such geological factors on the Asian economy as a whole, and on the Portfolio’s investments and share price, cannot be predicted.

Avian Flu Virus.  The possibility of an influenza pandemic is a major uncertainty facing Asia.  Since early 2004, the H5N1 influenza virus, commonly known as “avian flu,” has been spreading in poultry populations throughout Asia.  It has curtailed the export of poultry products from a number of countries.  Since backyard farming is a source of income for many rural households in the region, avian flu has contributed to an already high level of rural poverty.

Public health experts fear that H5N1 virus could mutate and become a human influenza.  If it did, human costs would be substantial, and it would have important economic ramifications.  Developing and emerging countries in Asia may face immense challenges in coping with the stresses that would be placed on their health and social infrastructure and on public services.  The outbreak of a global pandemic flu may adversely impact the Asian economy, which may also have a negative impact on the Portfolio and its share price.

MANAGEMENT OF THE FUND

Officers and Board of Directors

The business and affairs of the Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland.  The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.  The Board approves all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund’s investment adviser, custodian and transfer agent.

The names and years of birth of the Fund’s Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Information Concerning Directors and Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1941	Director, Nominating Committee Member and Audit Committee Chairman	Since Portfolio Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	33

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Year of Birth: 1946	Director, Nominating and Audit Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade Finance and Business, Yale School of Management from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	26	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers)

Peter F. Krogh SFS/ICC 702 Georgetown University	Director, Nominating and Audit Committee Member	Since Portfolio Inception	Dean Emeritus and Distinguished Professor of International Affairs at	26	Director of Carlisle Companies Incorporated

(1)           Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Washington, DC 20057 Year of Birth: 1937			the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present		(diversified manufacturing company)

Steven N. Rappaport Lehigh Court LLC 555 Madison Avenue 29th Floor New York, New York 10022 Year of Birth: 1948	Chairman of the Board of Directors; Nominating Committee Chairman and Audit Committee Member	Since Portfolio Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present	33

Director, iCAD, Inc. (surgical & medical instruments & apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (plywood manufacturing company)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

George R. Hornig(2) Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1954	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010	Chief Financial Officer	Since Portfolio Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessors since 1984; Officer of other Credit Suisse Funds

(2)           Effective June 1, 2008, George R. Hornig was appointed as Chief Executive Officer and President of the Fund.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Year of Birth: 1959

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since Portfolio Inception	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1967	Chief Legal Officer, Vice President and Secretary	Since Portfolio Inception

Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since 2003; Associate with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, NY 10010 Year of Birth: 1973	Treasurer	Since 2008

Assistant Vice President of Credit Suisse since June 2007; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associate with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds

OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

As reported to the Fund(s), the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2008.

Name of Director	Dollar Range of Equity Securities in the Portfolio*, (1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*
Independent Directors
Enrique R. Arzac	A	E
Jeffrey E. Garten	A	B
Peter F. Krogh	A	E
Steven N. Rappaport	A	E

* Key to Dollar Ranges:

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.     Over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

Information Concerning Committees and Meetings of Directors

The Fund has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Directors”), namely Messrs. Arzac, Garten, Krogh and Rappaport.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Fund’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Fund’s compliance with legal and regulatory requirements and the performance of the Fund’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended October 31, 2008.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings.  The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively.  The Nominating Committee met two times during the fiscal year ended October 31, 2008.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Fund’s shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Fund’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act.  If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund’s proxy statement, should be made no later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

No employee of Credit Suisse, State Street Bank and Trust Company (“State Street”) and CSAMSI, the Fund’s co-administrators, or any of their affiliates, receives any compensation from the Fund for acting as an officer or director of the Fund.

Prior to January 1, 2008, each Director who was not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates received an annual fee of $1,450 and $175 for each meeting of a Board attended by him for his services as Director, and was reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee received an annual fee of $175, and the chairman of the Audit Committee received an additional $7,500, for serving on the Audit Committee.

Effective January 1, 2008, each Director who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual fee of $1,500 and $200 for each meeting of the Board attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  Each member of the Audit Committee receives an annual fee of $200, and the chairman of the Audit Committee receives an additional $7,500, for serving on the Audit Committee.

Directors Compensation

Name of Director	Total Compensation from the Portfolio	Total Compensation from all Investment Companies In the Fund Complex	Total Number of Funds for which Director serves within Fund Complex
Non-Interested Directors
Enrique R. Arzac	$3,068	$242,932	33
Richard Francis(1)	$1,425	$38,475	None
Jeffrey E. Garten	$2,975	$85,875	26
Michael Keneally(2)	$2,600	$70,500	None
Peter F. Krogh	$2,975	$85,875	26
Steven N. Rappaport	$3,868	$233,082	33

(1)          Mr. Francis retired as of December 31, 2007

(2)          Mr. Kenneally resigned as of December 31, 2008.

As of January 31, 2009, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Portfolio.

Proxy Voting Policies and Procedures.

The Fund has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policy.  The Proxy Voting Policy and Procedures appear as Appendix A to this Statement of Additional Information.  The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year.  The Fund’s Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 800-927-2874 or through Credit Suisse’s website, www.credit-suisse.com/us and (2) on the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings.

The Fund’s Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is the Fund’s policy that no current or potential investor (or their representative) (collectively, the “Investors”) will be provided information on the Fund’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  The Fund’s policies apply to all of the Fund’s service providers that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings.

The Fund’s policies and procedures provide that information regarding the Portfolio’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund’s policies and procedures when the disclosure of such information is considered by the Fund’s officers to be consistent with the interests of Fund shareholders.  In the event of a conflict of interest between the Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund’s officers will seek to resolve any conflict of interest in favor of the Fund’s interests.  In the event that an officer of the Fund is unable to resolve such conflict, the matter will be referred to the Fund’s Audit Committee for resolution.

The Fund’s policies further provide that in some instances, it may be appropriate for the Portfolio to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Portfolio shares based on the information.

Neither the Fund, the Adviser, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, the Fund reserves the right to charge a nominal processing fee, payable to the Portfolio, to nonshareholders requesting Portfolio-Related Information.  This fee is designed to offset the Portfolio’s costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as the Portfolio’s co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Fund, Credit Suisse and CSAMSI.  The Fund’s Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

The Fund provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month.   The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Fund and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Portfolio that require access to this information to perform their duties to the Portfolio.  Set forth below is a list of those parties, as of February 1, 2009, with which Credit Suisse, on behalf of the Portfolio, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before dissemination

State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None

Institutional Shareholder Services (proxy voting service and filing of class action claims)	As necessary	None

Interactive Data Corp. (pricing service)	Daily	None

Boston Financial Data Services, Inc. (“BFDS”) (transfer agent)	As necessary	None

In addition, Portfolio-Related Information may be provided as part of the Portfolio’s ongoing operations to: the Fund’s Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm (“PWC”); Willkie Farr & Gallagher LLP, counsel to the Portfolio; Drinker Biddle & Reath LLP, counsel to the Fund’s Independent Directors; broker-dealers in connection with the purchase or sale of Portfolio securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which the Fund will provide Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Portfolio, will be required to maintain the confidentiality of the information disclosed.

On an ongoing basis, the Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Portfolio and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information. The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination

Lipper	Monthly	5th business day of following month

S&P	Monthly	2nd business day of following month

Thomson Financial/Vestek	Quarterly	5th business day following month

The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Portfolio.

The ability of the Fund, the Adviser and CSAMSI, as the co-administrator of the Portfolio, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Fund’s policies on disclosure of Portfolio-Related Information will protect the Portfolio from the potential misuse of that information by individuals or firms in possession of that information.

Investment Advisory Agreement

Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world’s leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The Advisory Agreement between Credit Suisse and the Fund has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Board of Directors or by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Portfolio in accordance with the Portfolio’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Directors who are affiliated persons of Credit Suisse or any of its subsidiaries.

The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

The Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Fund or Credit Suisse may terminate the Advisory Agreement on 60 days’ written notice without penalty.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services to the Portfolio, Credit Suisse is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of ..50% of the Portfolio’s average daily net assets.  Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Portfolio.

For the fiscal period ended October 31, 2007 and the fiscal year ended October 31, 2008, investment advisory fees earned or accrued by Credit Suisse from the Portfolio, and fees voluntarily waived by Credit Suisse with respect to the Portfolio, were as follows:

	Fees Paid (after waivers)	Waivers	Reimbursements
2008	$3,194,577	$0	$0
2007	$877,864	$14,975	$0

Sub-Advisory Agreement.  The Portfolio has entered into a Sub-Investment Advisory Agreement with Credit Suisse and Credit Suisse’s Australian affiliate, Credit Suisse Australia (the “Sub-Adviser”).

Subject to the supervision of Credit Suisse, the Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Portfolio in accordance with the Portfolio’s Articles of Incorporation, as may be amended from time to time, the Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board.  The Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

Credit Suisse Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989.  Credit Suisse Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act.  The registered office of Credit Suisse Australia is Level 31 Gateway, 1 Macquarie Place, Sydney NSW 2000, Australia.  Credit Suisse Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals.  Credit Suisse Australia has been in the funds management business for over 19 years.

Under the Sub-Investment Advisory Agreement with Credit Suisse Australia, Credit Suisse (not the Portfolio) pays Credit Suisse Australia an annual rate of 50% of Credit Suisse’s fee, after any voluntary waivers or reimbursements, for services rendered with respect to the Portfolio.  For the fiscal year ended October 31, 2008, Credit Suisse paid sub-advisory fees to Credit Suisse Australia in the amount of $1,597,287.

The Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Board or by a majority of the Portfolio’s outstanding voting securities, as defined in the 1940 Act.  The Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or Credit Suisse in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Portfolio or Credit Suisse or to shareholders of the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement.  The Sub-Advisory Agreement may be terminated without penalty on 60 days’ written notice by the Fund, Credit Suisse or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Portfolio Managers Disclosure

Portfolio Managers’ Compensation

Credit Suisse’s compensation to the portfolio managers of the Fund includes both a fixed base salary component and bonus component.  The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account.  The factors taken into account in determining a portfolio manager’s bonus include the Portfolio’s performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, the portfolio managers participate in Credit Suisse’s profit sharing plans.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other.  For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Portfolio Managers’ Ownership of Securities

As reported to the Portfolio, none of the portfolio managers owned any securities of the Fund as of February 1, 2008.

Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts

As reported to the Portfolio, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of October 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Mann	1	$280,000,000	7	$1,758,000,000	38	$5,900,000,000
Victor Rodriguez	1	$280,000,000	7	$2,300,000,000	38	$5,900,000,000
Adam McCabe	1	$280,000,000	7	$1,758,000,000	39	$7,000,000,000
Thomas Kwan	1	$280,000,000	3	$258,000,000	N/A	$0

Administration Agreements

CSAMSI and State Street serve as co-administrators to the Portfolio pursuant to separate written agreements with the Fund (the “CSAMSI Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

The Fund does not pay any fee to CSAMSI for co-administration services.

For the services provided by State Street under the State Street Co-Administration Agreement, the Portfolio pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Fund Complex, 0.03% of the Fund Complex’s next $5 billion in average daily net assets, and 0.02% of the Fund Complex’s average daily net assets in excess of $l0 billion subject to an annual minimum fee, exclusive of out-of-pocket expenses.  The Portfolio bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Portfolio at the time of calculation.  For the fiscal period ended October 31, 2007 and the fiscal year ended October 31, 2008, the Portfolio paid State Street fees under the State Street Co-Administration Agreement of $52,033 and $207,766, respectively.

Code of Ethics

The Fund, Credit Suisse, Credit Suisse Australia and CSAMSI have each adopted a written Code of Ethics (the “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Fund for the Portfolio.  The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain pre-clearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

State Street (“State Street”) serves as custodian of the Portfolio’s U.S. and non-U.S. assets. Pursuant to a Custodian Agreement (the “Custodian Agreement”), State Street (i)

maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities for the account of the Portfolio, (iii) makes receipts and disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio’s portfolio securities held by it and (v) makes periodic reports to the Board concerning the Portfolio’s custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositaries to serve as sub-custodian on behalf of the Portfolio. For this service to the Portfolio under the Custodian Agreement, State Street receives a fee which is calculated based upon the Portfolio’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolio. The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

Boston Financial Data Services, Inc., an affiliate of State Street (“BFDS”), acts as the shareholder servicing, transfer and dividend disbursing agent of the Portfolio pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Portfolio, (ii) addresses and mails all communications by the Fund to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent’s operations with respect to the Portfolio. BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts 02021-2809.

Distribution and Shareholder Servicing

CSAMSI serves as the distributor of the Portfolio.  CSAMSI’s principal business address is Eleven Madison Avenue, New York, New York 10010.

The Portfolio has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other industry professionals (collectively, “Service Organizations”) or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Portfolio’s pricing on the following business day.  If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.  The Portfolio may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order.  Such orders received by the Portfolio in proper form will be priced at the Portfolio’s net asset value next computed after they are accepted by the Service Organization or its authorized designee.  Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if shares are purchased directly from the Portfolio.  Service Organizations may also be reimbursed for marketing costs.

Organization of the Fund

The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name “Warburg, Pincus Institutional Fund, Inc.”  On May 11, 2000, the Fund changed its name to “Credit Suisse Institutional Fund, Inc.” The Fund’s charter authorizes the Board of Directors to issue sixteen billion full and fractional shares of capital stock, par value

$.001 per share.  Shares of two series have been classified, one of which constitutes the interests in the Portfolio.  The Fund is an open-end management investment company and the Portfolio is “non-diversified” within the meaning of the 1940 Act.

All shareholders of the Portfolio, upon liquidation, will participate ratably in the Portfolio’s net assets.  Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors.  Shares are transferable but have no preemptive, conversion or subscription rights.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The offering price of the Portfolio’s shares is equal to its per share net asset value.  Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.  The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period.

The Portfolio may, in certain circumstances and in its discretion, accept securities as payment for the purchase of the Portfolio’s shares from an investor who has received such securities as redemption proceeds from another Credit Suisse Fund.

EXCHANGE PRIVILEGE

Shareholders of the Portfolio may exchange all or part of their shares for shares of other portfolios of the Fund organized by Credit Suisse in the future on the basis of their relative net asset values per share at the time of exchange.  The exchange privilege enables shareholders to acquire shares in the Portfolio with a different investment objective when they believe that a shift between Portfolio is an appropriate investment decision.

If an exchange request is received by Credit Suisse Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at the Portfolio’s net asset value determined at the end of that business day.  Exchanges must satisfy the minimum dollar amount necessary for new purchases.  The Portfolio may refuse exchange purchases at any time without notice.

The exchange privilege is available to investors in any state in which the shares being acquired may be legally sold.  When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption (see “Additional Information Concerning Taxes” below).  Therefore, the investor may realize a taxable gain or loss in connection with the exchange.  Investors wishing to exchange shares of the Portfolio for shares in another portfolio of the Fund should review the Prospectus of the other portfolio prior to making an exchange.  For further information regarding the exchange privilege or to obtain a current Prospectus for another portfolio of the Fund, an investor should contact the Fund at 800-222-8977.

The Portfolio reserves the right to refuse exchange purchases by any person or group if, in Credit Suisse’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  Examples of when an exchange purchase could be refused are when the Portfolio receives or anticipates receiving large exchange orders at or about the same time and when a pattern of exchanges within a short period of time (often associated with a marketing timing strategy) is discerned.  The Portfolio reserves the right to terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Portfolio by U.S. persons.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Portfolio or to all categories of investors, some of which may be subject to special tax rules.  Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolio.  The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Portfolio

The Portfolio intends to qualify as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the “Code”).  To so qualify, the Portfolio must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Portfolio owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Portfolio will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the “Distribution Requirement”).  The Portfolio will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income.  The Board will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).  The Portfolio currently expects to distribute any such excess annually to its shareholders.  However, if the Portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained.  In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

The Code imposes a 4% nondeductible excise tax on the Portfolio to the extent the Portfolio does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

In certain situations, the Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income.  In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.  However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Moreover, if the Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Special Tax Considerations

The following discussion relates to the particular federal income tax consequences of the investment policies of the Portfolio.

The Portfolio’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax.  The Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

Zero Coupon Securities.  The Portfolio’s investments in zero coupon securities, if any, may create special tax consequences.  Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity.  Under the U.S. federal income tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.  These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

Constructive Sales.  The so-called “constructive sale” provisions of the Code apply to activities by the Portfolio that lock in gain on an “appreciated financial position.”  Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract.  The entry into a short sale, swap contract or a futures or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Portfolio holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss).  The application of these rules may cause the Portfolio to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Straddles.  The options transactions that the Portfolio enters into may result in “straddles” for U.S. federal income tax purposes.  The straddle rules of the Code may affect the character of gains and losses realized by the Portfolio.  In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Portfolio for the taxable year in which such losses are realized.  Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Portfolio must make in order to avoid the federal excise tax.  Furthermore, in determining its investment company taxable income and ordinary income, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  The tax consequences to the Portfolio of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Portfolio is uncertain which (if any) of these elections it will make.

Options and Section 1256 Contracts.  If the Portfolio writes a covered put or call option, it generally will not recognize income upon receipt of the option premium.  If the option expires unexercised or is closed on an exchange, the Portfolio will generally recognizes short-

term capital gain.  If the option is exercised, the premium is included in the consideration received by the Portfolio in determining the capital gain or loss recognized in the resultant sale.  However, the Portfolio’s investment in so-called “section 1256 contracts,” such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules.  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year.  The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss.  Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Portfolio for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Portfolio continued to hold.  Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Portfolio must make to avoid the federal excise tax.

The Portfolio may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a “mixed straddle” with other investments of the Portfolio that are not section 1256 contracts.

Swaps.  As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments.  The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year).  With respect to certain types of swaps, the Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.  The tax treatment of many types of credit default swaps is uncertain.

The Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Portfolio’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Income from some derivatives not used as a hedge or otherwise directly connected to the Portfolio’s business of investing in securities may not meet the 90% qualifying income requirement of the Code.  If such income, and other non-qualifying income, were to exceed 10% of the Portfolio’s income, the Portfolio would not qualify as a regulated investment company for U.S. federal income tax purposes.

Foreign Currency Transactions.  In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Portfolio qualifies as a regulated investment company.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar).  In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts,” from unlisted options and from the disposition of debt securities denominated in foreign currency, will be treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates.  In certain circumstances where the transaction is not undertaken as part of a straddle, the Portfolio may elect capital gain or loss treatment for such transactions.  Alternatively, the Portfolio may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss.  In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of the Portfolio’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio’s net capital gain.  Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Portfolio will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in his shares.

Passive Foreign Investment Companies.  If the Portfolio acquires shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), the Portfolio may be subject to U.S. federal income tax on any “excess distribution” received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Portfolio.  Additional charges in the nature of interest may also be imposed on the Portfolio in respect of such deferred taxes.  If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be taken into account by the Portfolio for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased its PFIC stock at the end of each year.  In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election must be made separately for each PFIC owned by the Portfolio and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS.  By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  The Portfolio may have to distribute this “phantom” income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.

The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign Taxes.  Dividends and interest (and in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  The Portfolio, however, may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if:  (i) the Portfolio qualifies as a regulated investment company, (ii) certain distribution requirements are satisfied, and (iii) more than 50% of the Portfolio’s total assets at the close of its taxable year consists of stock or securities of foreign corporations.  The Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years.  If the Portfolio were to make such an election, shareholders of the Portfolio would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes.  Shortly after any year for which it makes such an election, the Portfolio will report to its shareholders the amount per share of such foreign income taxes that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.  Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Taxation of U.S. Shareholders

Dividends and Distributions.  Dividends and other distributions by the Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made.  However, any dividend or distribution declared by the Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on

December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided that such dividend is actually paid by the Portfolio during January of the following calendar year.

Distributions of net realized long-term capital gains, if any, that the Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio.  All other dividends of the Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals.  Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend and the Portfolio satisfies certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Portfolio to an individual in a particular taxable year if 95% or more of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Portfolio; or (ii) the portion of the regular dividends paid by the Portfolio to an individual in a particular taxable year that is attributable to qualified dividend income received by the Portfolio in that taxable year if such qualified dividend income accounts for less than 95% of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by the Portfolio from U.S. corporations and qualified foreign corporations, provided that the Portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  However, qualified dividend income does not include any dividends received from tax-exempt corporations.  Also, dividends received by the Portfolio from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company.  In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.  If a shareholder elects to treat Portfolio dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend.  An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends and distributions paid by the Portfolio (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Portfolio) will not qualify for the deduction for dividends received by corporations.  Distributions in excess of the Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the Portfolio from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.”  To fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are Portfolio shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investments in the Portfolio if the shares in the Portfolio constitute debt-financing property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Sales of Shares.  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares.  A redemption of shares by the Portfolio will be treated as a sale for this purpose.

Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of the Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.  If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced.  Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.  Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.  This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding.  The Portfolio may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.  Shareholders will receive, if appropriate, various written notices after the close of the Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the Portfolio to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio.

For non-U.S. shareholders of the Portfolio, a distribution attributable to the Portfolio’s sale or exchange of U.S. real property or of a real estate investment trust (a “REIT”) or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Portfolio’s assets is invested in real estate investment trusts and other U.S. real property holding corporations and if the non-U.S. shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution.  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if 50% or more of the Portfolio’s assets are invested in REITs and other U.S. real property holding corporations.  After December 31, 2009, distributions by the Portfolio that are attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will only be subject to withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distributions are attributable to distributions from a REIT to the Portfolio.

Disposition of Portfolio shares by non-U.S. shareholders on or before December 31, 2009, will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Portfolio’s assets are invested in REITs and other U.S. real property holding corporations, the Portfolio is not domestically controlled, and the non-U.S. shareholder owns more than 5% of the outstanding shares of the Portfolio at any time during the five-year period ending on the date of disposition.  After December 31, 2009, such dispositions will be subject to withholding and treated as income effectively connected to a U.S. trade or business even if the Portfolio is domestically controlled.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Portfolio’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of the Portfolio’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Portfolio has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2009, in redemption of a non-U.S. shareholder’s shares of the Portfolio will cause the Portfolio to recognize gain.  If the Portfolio is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Portfolio’s adjusted bases to the extent of the greatest non U.S. ownership percentage of the Portfolio during the five-year period ending on the date of redemption for redemptions.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year).  However, depending on its circumstances, the Portfolio may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2010, distributions that a Portfolio designates as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one-year period ending on the date of distribution.  Such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the non-U.S.  shareholder.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE PORTFOLIO AND ITS SHAREHOLDERS.  CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE PORTFOLIO.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PwC, with principal offices at 100 East Pratt Street, Suite 1900, Baltimore, Maryland 21202-1096, serves as the independent registered public accounting firm for the Portfolio.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY  10019, serves as counsel for the Portfolio and provides legal services from time to time for Credit Suisse and CSAMSI.

MISCELLANEOUS

As of February 5, 2009, the name, address and percentage of ownership of each person that owned of record 5% or more of the Portfolio’s outstanding shares were as follows:

Name	Address	Percentage Ownership

Genworth Financial Trust Co FBO Omnibus/GE Private Asset Mgmt	3200 N Central Ave, FL 7, Phoenix, AZ 85012-2468	99.86%

FINANCIAL STATEMENTS

The Portfolio’s audited Annual Report(s) for each class of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, are incorporated herein by reference with respect to all information regarding the Fund included therein.  The Portfolio will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-222-8977.

APPENDIX A

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be

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voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

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Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

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Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in

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the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

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Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

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Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating

A-8

benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

A-9

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock

A-10

appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

A-11

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent.

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

A-12

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 13, 2008

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APPENDIX B

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by the Standard and Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C - Debt rated BB and B is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B, and CCC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B-1

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BBB rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

B-2

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

B-3

Appendix C*

Fee Arrangement for the Sale of Common Class

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

A G Edwards & Sons Inc

0.25% plus Networking Reimbursement - (for Level One accounts we will pay $6/account ($1.50/qtr); for Level Three accounts we will pay $12/account ($3/qtr); and for Level Four accounts we will pay $6/account ($1.50/qtr);

.3% of average daily value for all shares

ADP Broker-Dealer, Inc.	0.25%

Ridge Clearing & Outsourcing Solutions, Inc.	Up to 0.25% for all programs other than index funds – .15% for index funds

Advisors Clearing Network, Inc.	0.25%

American General Ret. Services	0.40%

JP Morgan Securities Corp.	0.25%

Charles Schwab & Co	0.40% for qualifying shares

CIBC World Markets Corp	0.25%

Citigroup Global Markets Inc.

0.25% through Custody programs; 0.35% for Investment Advisory and trading programs; 0.25% for retirement programs, $12 annual fee per each participant in a retirement plan, not to exceed 0.40% of the average daily net assets investing in the Funds through a retirement program

ING Advisors Inc.	0.35% of equity funds; 0.25% of fixed income funds

City National Bank	0.35% of equity funds; 0.25% of fixed income funds

Dain Rauscher Incorporated	0.20%; when aggregate assets reach $15 million, the fee will increase to 0.25%

TD Ameritrade Institutional	0.25%

Dreyfus Trust Co	0.25%

*                                         This Appendix concerning special fee arrangements contains information about fee arrangements for all classes of shares offered by Credit Suisse Funds.  Some of these classes may not be offered by your Fund.

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

E*Trade Securities	0.25% of equity funds; 0.20% of fixed income funds

Fidelity Investments (FIIOC)	For certain funds: 0.40%/0.25% on average net assets

First Union National Bank	0.40% of equity funds; 0.25% of fixed income funds

FSC Securities Corp.	0.30%

GWFS Equities, Inc.	0.60% (0.40% for recordkeeping fee, 0.20% for distribution fee.)

Hewitt Associates LLC	0.25%; total annual fee increases to 0.30% for the period during which the aggregate total of all plan assets invested in common class shares of Credit Suisse Funds is $50 million or more

ICMA-RC Services, LLC	0.30%

Barclays Capital Inc.	0.10% of CS Cash Reserve Fund

Linsco Private Ledger	0.15% for existing clients or 0.25% for new clients

Marshall & Ilsley Trust Co., NA	0.30%

Metlife Securities, Inc.	Up to 0.35%

Metropolitan Life Ins Co.	0.25%

Morgan Stanley Dean Witter	0.25%

National Investor Service Corp	0.35%

Nationwide Financial Services Inc	Between 0.25% and 0.40% based on Insurance Variable Accounts involved and the Fund it invests in

Prudential Investment Management Services, LLC	0.30%

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0.40%, provided, however, that the fee will be 0.15% with respect to the Common Class shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than GPC Services

Raymond James & Associates, Inc	• 0.20% • $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

• 0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds • additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.

•             0.20%

•             $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•             0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•             additional payments between 0.02% and 0.05% annually

RBC Dain Rauscher Inc	0.20%

TD Ameritrade Trust Company	0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of Global Fixed Income Fund

Royal Alliance Associates	0.30%

Sunamerica Securities	0.30%

The Prudential Insurance Company of America	0.25%

The Vanguard Group	0.25%

UBS Financial Services	0.30%

USAA Investment Management Co	0.30% of equity funds; 0.20% of fixed income funds

AIG Retirement Advisors	0.40%

Wachovia Securities, LLC	0.30%

Wells Fargo Bank MN, N.A.	0.35%

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

Wells Fargo Retirement Plan Services	0.35%

MSCS Financial Services LLC	For all available Credit Suisse Funds, the fee rate shall be 0.40%, except that for Credit Suisse Commodity Return Strategy Fund, the fee rate shall be 0.25%

Union Bank of California	0.20% of equity funds; 0.10% of fixed income funds except for 0.20% of Global Fixed Income Fund

Fee Arrangement for the Sale of Advisor Class

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

American General Ret. Services	0.75% except for 0.50% of Fixed Income Fund

ING Advisors Inc.	.50%

Charles Schwab	.50% for retirement plan shares.

First Union National Bank

(i) a one-time fee equal to 0.50% on assets of Fund shares in cases where there is: (a) a change of plan record keeper from a party unaffiliated with First Union to First Union (using the 401K Broker-Sold Platform) and (b) a simultaneous transfer of existing plan assets to a Fund, or (ii) a one-time fee equal to 0.25% on assets of Fund shares for each new contribution by plan participants into a Fund (excluding reallocations of existing plan assets) in the 401(k) Broker-Sold Platform

GWFS Equities, Inc.	0.75% of equity funds; 0.50% of fixed income funds

ICMA-RC Services, LLC	0.50% for all except Global Fixed Income, Emerging Markets, & Japan Equity; Sub TA fees 0.20%

Marshall & Ilsely Trust Co., NA	Standard 12b-1 plus 0.20% Sub TA

Metlife Securities, Inc.	0.50% and 1% finders fee on the gross of all new contributions

MSCS Financial Services LLC

0.50% for all available Equity Funds and 0.25% for all available Fixed Income Funds;  in addition to the fees stated above, sub-transfer agency fee equal to 0.20% of the average daily net assets of Advisor Class Fund shares

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0.75%, provided, however, that the fee will be 0.25% with respect to the Advisor Class shares of any Credit Suisse Fund for which a fee of 0.50% is payable to the Clearing Broker other than GPC Securities

Prudential Investment Management Services, LLC	0.65% of equity funds; 0.40% of fixed income funds; 0.50% of Credit Suisse Fixed Income Fund

Raymond James & Associates, Inc

•             Standard 12b-1 fee, plus;

•             $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•             0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•             additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.	• Standard 12b-1 fee, plus;

•             $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•             0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•             additional payments between 0.02% and 0.05% annually

AIG Retirement Advisors	0.75% except for 0.50% of Fixed Income Fund

Vertical Management Systems	Standard 12b-1 plus 0.15% Sub TA

Wachovia Securities	.50% for all funds – exceptions: .25% for fixed income

Union Bank of California	0.40%

Fee Arrangement for the Sale of Classes A, B and C

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

A G Edwards & Sons Inc	In addition to the standard compensation, $6 per Level One account; $12 per Level Three account; and $6 per Level Four account

Charles Schwab	$20 annual per position maintenance fee; $6 annual networking fee

Citigroup Global Markets Inc.	In addition to the standard compensation, $1.50/quarter per network account; 0.10% on gross sales; 0.0125% per quarter on assets (or 0.05% annually)

Linsco Private Ledger

12b-1 fees plus sub-TA fees equal to (i) 0.25% of the average net assets represented by Class A shares of qualified accounts and (ii) 0.15% of the average net assets represented by Class A shares of non-qualified accounts held by customers of LPL

Morgan Stanley DW Inc.

•                                          Standard 12b-1 fee, plus;

•                                          0.20% of an investor’s total purchase amount:  (i) in Morgan Stanley accounts and (ii) where Morgan Stanley is designated by purchasers as broker-dealer

•                                          0.05% per year of the total value of all “Qualifying Shares”

•                  Networking fee of $10.00 annually ($2.50 per quarter) for each qualifying position and with respect to qualifying positions where MS serves in capacity of investment adviser on an account that is subject to “ERISA”, MS shall receive 0.05% (5 bps) annually on the aggregate assets of qualifying positions for such a/c’s.

National Investor Service Corp	Standard compensation for each class plus Networking compensations paid on a monthly basis with a combined quarter of $1.50 per quarter

Raymond James & Associates, Inc

•             Standard 12b-1 fee, plus;

•             $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

• 0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds • additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.

•             Standard 12b-1 fee, plus;

•             $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•             0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•             additional payments between 0.02% and 0.05% annually

Sungard Investment Products Inc.	0.25% for servicing fee plus 0.10% for sub-accounting fee

UBS Financial Services

Standard fees plus .05% of all sales of fund shares during a year that Agreement is in effect excluding sales of Fund shares in InsightOne, PACE, Strategic Advisor or Diversified Return Strategies and sales of money market funds, .10% of net asset value of all equity shares and .075% of the net asset value of all fixed income shares in UBS-FS accounts.  We will be billed for Networking fees at a rate of $12/year per account

Fee Arrangement for the Sale of Class A Shares With Load Waived

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

American General Ret. Services	0.50%

Fidelity Investments (FIIOC)	The following Class A funds will receive .40 bp’s on average net assets: Large Cap Value A, High Income A, Large Cap Blend A

TD Ameritrade Trust Company

12b-1 plus 0.15% sub-TA notwithstanding the foregoing, the Distributor or Adviser will pay to Service Provider a total of (1) 12b-1 plus (2) a quarterly service fee for accounts traded under the nominee name of IMS & Co. equal on an annual basis to 0.10% of the average daily net asset value of the shares of such Fund which are owned beneficially by accounts or plans managed by Assetmark Investment Services, Inc.

GE Financial Trust Company	The 12b-1 fees as set forth in the prospectus, plus Sub TA fees of .10%

GWFS Equities, Inc.	0.50%

J.P. Morgan Retirement Plan Services LLC	0.45%

Mercer HR Outsourcing LLC	0.50%

MetLife Securities, Inc.

0.25% and an additional 0.15% for equity funds, and an additional 0.15% for fixed income funds following the first twelve months of investment; plus a monthly “finders fee” according to the following schedule: 1.00% on the first $3,000,000; 0.50% on $3,000,001 to $50,000,000; 0.25% above $50,000,000

MSCS Financial Services LLC	standard 12b-1 of 0.25% plus a sub-transfer agency fee equal to 0.20% of the average daily net assets of Class A fund shares held by or on behalf of Service Organization’s customers

National Financial Services

0.35 + additional .10 for assets under Retirement FundsNetwork plus annual maintenance fee per Fund (based on December brokerage month end assets): $4500 (<$2.5 million). $3000 ($2.5 - $5.0 million), and $0 (>$5.0 million).

NYLIM Service Company LLC	0.40%

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0 .50%, provided, however, that the rate of fee will be 0.25% with respect to the Class A shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than GPC Services

Prudential Investment Management

Services LLC	0.30%

Wachovia Bank, NA	0.50%

Wachovia Securities, LLC	0.30%

Charles Schwab & Co.	0.40%

Fee Arrangements with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”)

Class A, B and C, Common and Advisor Classes

In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

•                  One-time account set-up fee of $50,000.

•                  Class A, B or C Shares:

•                  A monthly fee of 0.25% of total new gross sales of shares of the Funds;*

•                  An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;*

•                  An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and

•                  An annual fee of 0.10% on net assets held in the ERISA Accounts.

•                  Class C Shares:

•                  Processing Fee - The processing fee will be $19.00 per each position of each Fund, which is comprised of other than front loaded shares (typically class B or class C shares).

•                  Service Fee - An amount equal to the product of twenty basis points (0.20%) and the average daily amount invested by the Plans in each Fund.

•                  Common Class (and certain Institutional) Shares:*

•                  An annual fee of 0.10% on net assets in ERISA Accounts; and,

•                  An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).

•                  Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the “Plans”):

•                  $16 of Processing Fee annually per each position of each Fund in a Plan;

•                  A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and

•                  With respect to the Fund shares held by Plans through the “Investment Only Trading Platform,” a fee of 0.10% of the average daily net assets.

*The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and (b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

Fee Arrangements with Pershing

Class A, B and C, Common and Advisor Classes

•                  Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.

•                  Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation (“NSCC”).

•                  Under the “Clearance-Fee-Waiver-Program,” Pershing is paid the following compensation with respect to retail Class A, B and C shares: (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.

•                  Under the “FundVest Program,” Pershing is paid the following compensation: (a) 0.40% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares

•                  Under the “FundVest Institutional Program,” Pershing is or will be paid the following compensation with respect to Class A (load waived) shares: (a) 0.15% of average daily net assets.

•                  With respect to Cash Reserve Fund, Pershing is paid the following compensation with respect to Class A shares: (a) 0.10% of average daily net assets; and (b) a $0.65 fee per shareholder statement.

Credit Suisse Institutional Money Market Fund, Inc.

With respect to the Credit Suisse Institutional Money Market Fund, Pershing is paid (a) distribution fees of 0.10% and 0.25% of average daily net assets of Class B and Class C shares of the Fund, respectively; and (b) a fee of 0.10% of average daily net assets of Class A shares of the Fund for which Pershing performs shareholder servicing and (c) a fee of 0.05% of average daily net assets of Class B and Class C Shares of the Fund for which Pershing performs shareholder servicing.

Fee Arrangements with Sungard Institutional Brokerage Inc.

Credit Suisse Institutional Money Market Fund, Inc.

With respect to the Credit Suisse Institutional Money Market Fund, Sungard Institutional Brokerage Inc. is paid a fee of 0.04% of average daily net assets of the Fund for which Sungard Institutional Brokerage Inc. performs shareholder servicing.  As consideration for the services SIBI provides with respect to pre-existing accounts, SIBI is paid annual sum of 0.01% of the average daily net assets held in pre-existing accounts.

Fee Arrangements with Mellon Bank, N.A.

Credit Suisse Institutional Money Market Fund Inc. – Prime Portfolio

Mellon Bank, N.A. shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held on behalf of the clients in an account for which Mellon Bank, N.A. is providing shareholder servicing.

Fee Arrangements with

Fidelity Brokerage Services LLC and National Financial Services LLC

Common Class

•                  Start Up Fee:   $15,000 (Waived if Fund/Agent has already paid a one time Start Up Fee to NFS)

•                  CUSIP Addition Fee:  $6,000 per CUSIP not already available on Fidelity’s computer system as of the execution date of this amendment, which are added to the transaction fee program;

$0.00 per CUSIP not already available on Fidelity’s computer system as of the execution date of this amendment which are added to the No Transaction Fee program

•                  Asset Based Fee:

(a)           For the services provided by Fidelity hereunder, Fund/Agent shall pay to NFS a fee with respect to each Fund equal to 0.35 percent per annum of the daily market value of the total number of shares of such Fund held in accounts at NFS, excluding the value of (i) shares held in a brokerage account prior to the effective date of the Agreement as to the Fund issuing such shares (“Pre-Participating Assets”) and (ii) shares first placed or purchased in a brokerage account after the termination of the Agreement as to the Fund/Agent issuing such shares.  The total number of shares of all Funds with respect to which a fee will be due to Fidelity hereunder shall be referred to in this Exhibit A as “Participating Assets”.

•                  Maintenance Fees:

(a)          Networking Fees:  For each Fund which participates in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS:

(i)                                     an annual networking per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent.

Position Levels*	Per Position Fee (annual)

500,000+	$10.00 ($2.50 quarterly)

250,000-500,000	$11.00 ($2.75 quarterly)

0-250,000	$12.00 ($3.00 quarterly)

*Position levels include all eligible NTF and transaction fee positions

Each separate Fund position that is considered in the calculation of the 0.35 percent per annum Asset Based Fee paid to NFS is not subject to the Networking Per Position Fee; and

(ii)           effective July 1, 2006, a $500.00 monthly minimum maintenance fee per Fund.  NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement).  The Monthly Minimum Fee will be reduced by the amount of Asset Based Fees or Per Position Fees that are generated during the same period.

Or

(b)         Effective July 1, 2006 –Omnibus Fees for Transaction Fee Funds

(i)            For each Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS an annual Transaction Fee Fund per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent

Position Levels	Per Position Fee (annual)

500,000+	$14.00 ($3.50 quarterly)

250,000-500,000	$15.00 ($3.75 quarterly)

0-250,000	$16.00 ($4.00 quarterly)

(ii)           a $500.00 monthly minimum maintenance fee per Fund.  NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all fund shares subject to the Agreement as of the current month-end by the total number of Funds subject to the Agreement).  The Monthly Minimum Fee will be reduced by the amount of Per Position Fees that are generated during the same period.

Or

(c)          Effective July 1, 2006 – Omnibus Fees for No Transaction Fee Funds

Each No Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system will be subject to a per Fund monthly minimum maintenance fee of $1,000.00.  NFS will not charge Fund/Agent the $1,000.00 NTF Monthly Minimum Fee for any Fund if the average assets per Fund exceed $3.5 million (As measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement).  The NTF Monthly Minimum Fee will be reduced by the amount of the Asset Based Fee generated during the same period.

Fee Arrangements with Bear Stearns Securities Corp.

Credit Suisse Institutional Money Market Fund Inc. – Prime & Government Portfolios

Bear Stearns Securities Corp. shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held by Customers for which Bear Stearns Securities Corp. provides shareholder servicing.

Fee Arrangements with Merriman Curhan Ford & Co.

Credit Suisse Institutional Money Market Fund Inc. – Prime Portfolio

Merriman Curhan Ford & Co. shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held by Customers for which Merriman Curhan Ford & Co provides shareholder servicing.

Fee Arrangements with J.M. Lummis Securities

Credit Suisse Institutional Money Market Fund Inc. – Prime Portfolio

J.M. Lummis Securities shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held by Customers for which J.M. Lummis Securities provides shareholder servicing.

Fee Arrangements with TRACS Financial LLC

Credit Suisse Institutional Money Market Fund Inc. – Prime Portfolio

TRACS Financial LLC shall receive service fees based upon the aggregate monthly average net assets of the Fund(s) held by customers for which TRACS Financial provides services, based on the following breakpoints:

$0 - $100MM	0.02% annualized

$101MM - $250MM	0.0225%

$251MM - $500MM	0.0250%

$501MM - $750MM	0.0275%

$751MM+	0.0300%

CREDIT SUISSE INSTITUTIONAL FUND

Prospectus

February 28, 2009

CREDIT SUISSE INSTITUTIONAL FUND, INC.
■  INTERNATIONAL FOCUS PORTFOLIO

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved the portfolio, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Institutional Fund is advised by Credit Suisse Asset Management, LLC.

This prospectus will not be generally distributed or circulated in India. The fund shares may not be offered or sold directly or indirectly, in India or to any residents of India, except as permitted by applicable Indian laws and regulations.

CONTENTS

KEY POINTS	4

Goal and Principal Strategies	4

A Word About Risk	4

Investor Profile	5

PERFORMANCE SUMMARY	6

Year-by-Year Total Returns	6

Average Annual Total Returns	7

INVESTOR EXPENSES	8

Fees and Portfolio Expenses	8

Example	9

THE PORTFOLIO IN DETAIL	10

The Management Firms	10

Portfolio Information Key	10

Goal and Strategies	11

Portfolio Investments	12

Risk Factors	12

Portfolio Management	12

Financial Highlights	13

MORE ABOUT RISK	14

Introduction	14

Types of Investment Risk	14

Certain Investment Practices	16

MEET THE MANAGERS	20

ABOUT YOUR ACCOUNT	21

Share Valuation	21

Account Statements	22

Distributions	22

Taxes	22

BUYING SHARES	24

SELLING SHARES	28

OTHER POLICIES	30

FOR MORE INFORMATION	back cover

3

KEY POINTS

GOAL AND PRINCIPAL STRATEGIES

GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS
Long-term capital appreciation	■ Invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of approximately 60 to 80 companies from a broad range of foreign countries
■ Diversifies its investments across countries, including emerging markets
	■ Favors stocks with discounted valuations, using a value-based, bottom-up investment approach	■ Focus risk ■ Foreign securities risk ■ Market risk

■   A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOCUS RISK

The portfolio generally invests a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

FOREIGN SECURITIES RISK

A fund that invests outside of the U.S. carries additional risks that include:

■  Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The portfolio may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

■  Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these

4

actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments—including stocks and bonds, and the mutual funds that invest in them.

■   INVESTOR PROFILE

This portfolio is designed for investors who:

■  have longer time horizons

■  are willing to assume the risk of losing money in exchange for attractive potential long-term returns

■  are looking for capital appreciation

■  want to diversify their portfolios internationally

It may NOT be appropriate if you:

■  are investing for a shorter time horizon

■  are uncomfortable with an investment that has a higher degree of volatility

■  want to limit your exposure to foreign securities

■  are looking for income

You should base your investment decision on your own goals, risk preferences and time horizon.

5

PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance (before and after taxes) over time to that of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

6

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED:	ONE YEAR 2008	FIVE YEARS 2004-2008	TEN YEARS 1999-2008
RETURN BEFORE TAXES	-40.39%	2.10%	1.63%
RETURN AFTER TAXES ON DISTRIBUTIONS	-40.99%	1.75%	0.25%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-26.26%	1.86%	0.96%
MSCI EAFE INDEX (net dividends)[1] (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)	-45.09%	-0.81%	-1.26%

  1  The Morgan Stanley Capital International EAFE Index (net dividends) (Europe, Australasia and Far East) (MSCI EAFE) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

UNDERSTANDING PERFORMANCE

  ■  Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

  ■  A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

  ■  An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

  ■  Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

  ■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of portfolio shares at the end of the measurement period.

7

INVESTOR EXPENSES

FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended October 31, 2008.

Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE
Redemption or exchange fees (as a percentage of net asset value on date of redemption or exchange)	2.00%*
Annual portfolio operating expenses (deducted from portfolio assets)
Management fee	0.80%
Distribution and service (12b-1) fee	NONE
Other expenses	0.78%
Total annual portfolio operating expenses**	1.58%

  *  Imposed on shares redeemed or exchanged within 30 days from date of purchase. See "Buying Shares."

  **  Estimated fees and expenses for the fiscal year ending October 31, 2009 are shown below. Waivers and expense reimbursements or credits are voluntary and may be reduced or discontinued at any time.

EXPENSES AFTER WAIVERS AND REIMBURSEMENTS
Management fee	0.17%
Distribution and service (12b-1) fee	NONE
Other expenses	0.78%
Net annual portfolio operating expenses	0.95%

8

EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table on the previous page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$161	$499	$860	$1,878

9

THE PORTFOLIO IN DETAIL

■   THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the portfolio

■  Responsible for managing the portfolio's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the portfolio

■  Is part of the asset management business of Credit Suisse, one of the world's leading banks

■  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this Prospectus.

For the 2008 fiscal year, the portfolio paid Credit Suisse 0.17% of its average net assets for advisory services.

A discussion regarding the basis for the Board of Directors' approval of the investment advisory and sub-advisory contracts of the portfolio is available in the portfolio's Semiannual Report to shareholders for the period ended April 30, 2008.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED

One Cabot Square
London, E14 4QJ
United Kingdom

■  Sub-investment adviser for the portfolio

■  Responsible for assisting Credit Suisse in the management of the portfolio's international assets according to its goal and strategies

■  Also a part of the asset management business of Credit Suisse

■   PORTFOLIO INFORMATION KEY

A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

The principal types of securities and certain secondary types of securities in which the portfolio invests. Secondary investments are also described in "More About Risk."

RISK FACTORS

The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

10

PORTFOLIO MANAGEMENT

The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.

■  Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

■  Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in larger distributions attributable to long-term and short-term capital-gains, which could raise your income tax liability.

The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

■   GOAL AND STRATEGIES

The portfolio seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of approximately 60 to 85 companies located in or conducting a majority of their business in major foreign markets or companies whose securities trade primarily in major foreign markets.

Major foreign markets currently consist of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently, or proposed to be, represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE®) Index.

The "top fifteen" (largest company holdings) in the portfolio may account for 40% or more of the portfolio's assets. Under normal market conditions, the portfolio will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of issuers from a broad range of foreign countries.

The portfolio is not an index fund and will not seek to match the performance or weightings of the EAFE Index.

The portfolio intends to diversify its investments across a number of different countries. However, at times the portfolio may invest a significant

11

part of its assets in a single country. The portfolio may invest up to 15% of its assets in emerging markets.

In choosing equity securities, the portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. The portfolio managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

The portfolio's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

■   PORTFOLIO INVESTMENTS

Equity holdings may consist of:

■  common stocks

■  warrants

■  securities convertible into or exchangeable for common stocks

The portfolio may invest up to 20% of its net assets in debt securities, including up to 5% of net assets in debt securities rated below investment grade.

To a limited extent, the portfolio may also engage in other investment practices.

■   RISK FACTORS

This portfolio's principal risk factors are:

■  focus risk

■  foreign securities risk

■  market risk

Because the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be subject to greater volatility than a portfolio that invests in a larger number of securities.

The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

To the extent that it focuses on a single country or region, the portfolio may take on increased volatility or may not perform as well as a more geographically diversified equity fund.

"More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

■   PORTFOLIO MANAGEMENT

The Credit Suisse International Equity Team is responsible for the day-to-day management of the portfolio. The current team members are Neil Gregson and Tom Mann. See "Meet the Managers."

12

FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

YEAR ENDED:	10/08	10/07	10/06	10/05	10/04
Per share data
Net asset value, beginning of year	$16.95	$13.58	$11.32	$9.73	$8.92
Investment Operations:
Net investment income[1]	0.32	0.26	0.19	0.16	0.13
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(7.68)	3.31	2.33	1.75	0.97
Total from investment operations	(7.36)	3.57	2.52	1.91	1.10
Redemption Fees	0.00[2]	—	—	—	—
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.20)	(0.26)	(0.32)	(0.05)
Distributions from net realized gains	—	—	—	—	(0.24)
Total dividends and distributions	(0.33)	(0.20)	(0.26)	(0.32)	(0.29)
Net asset value, end of year	$9.26	$16.95	$13.58	$11.32	$9.73
Total return[3]	(44.21)%	26.56%	22.55%	19.95%	12.50%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$13,451	$24,337	$30,206	$28,661	$55,190
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	2.24%	1.78%	1.55%	1.55%	1.38%
Decrease reflected in above operating expense ratios due to waivers/ reimbursements	0.63%	0.49%	0.46%	0.38%	0.22%
Portfolio turnover rate	78%	36%	48%	55%	98%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

13

MORE ABOUT RISK

■   INTRODUCTION

The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points" and the preceding section contains more detailed information about the portfolio. This section discusses additional information about risks that may affect the portfolio.

The "Certain Investment Practices" table in this section takes a more detailed look at certain investment practices the portfolio may use. Some of these practices may have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks.

■   TYPES OF INVESTMENT RISK

The following risks are referred to throughout this Prospectus.

PRINCIPAL RISK FACTORS

Focus Risk The portfolio generally invests a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a fund or portfolio that invests in a larger number of securities.

Foreign Securities Risk A fund that invests outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively offset an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The portfolio may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

■  Information Risk Key information about an issue, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action and war.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

OTHER RISK FACTORS

Access Risk Some countries may restrict the portfolio's access to investments or offer terms that are less

14

advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

Correlation Risk The risk that changes in the value of a hedging instrument will not be offset by those of the investment being hedged.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Interest-rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Liquidity Risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. If this happens during periods of falling interest rates, a fund or portfolio would generally have to reinvest the proceeds at lower rates.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

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CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

—  Not permitted

INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Country/region focus Investing a significant portion of portfolio assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on portfolio performance than they would in a more geographically diversified equity portfolio.
Currency, market, political risks.	■

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency, hedged
exposure, liquidity, political, speculative exposure, valuation risks.[1]	■

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market, operational, political, valuation risk.	15%

Equity and equity related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market
movements or negative company or industry events. Liquidity, market, valuation risks.	■

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political, valuation risks.	■

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

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INVESTMENT PRACTICE	LIMIT
Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation, currency,
hedged exposure, interest-rate, market, speculative exposure risks.[2]	☐

Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Credit, interest-rate, market risks.	20%

Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), and other receivables. Credit, extension, interest-rate, liquidity,
prepayment risks.	☐

Non-investment-grade debt securities Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate, liquidity, market, valuation risks.	5%

Options Instruments that provide a right to buy (call), a particular security, currency or an index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.[1] Correlation, credit, hedged exposure, liquidity, market, speculative exposure, valuation risks.	25%

Privatization programs Foreign governments may sell all or part of their interests in enterprises
they own or control. Access, currency, information, liquidity, operational, political, valuation risks.	■

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

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INVESTMENT PRACTICE	LIMIT
Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income producing real-estate-related loans or interests. Credit, interest-rate, liquidity, market risks.	☐

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	10%

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash,
U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	33 1/3%

Short sales "against the box" A short sale when the portfolio owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.	10%

Start-up and other small companies Companies with small relative market capitalizations, including those with continuous operations of less than three years. Information, liquidity, market,
valuation risks.	■

Swaps A contract between the portfolio and another party in which the parties agree to exchange streams of payments based on certain benchmarks. For example, the portfolio may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more stocks)
where the portfolio's direct investment is restricted. Credit, currency, interest-rate, liquidity, market,
political, speculative exposure, valuation risks.	☐

Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.	☐

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INVESTMENT PRACTICES	LIMIT
Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	10%

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	20%

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MEET THE MANAGERS

The Credit Suisse International Equity Team is responsible for the day-to-day management of the portfolio. The current team members are Neil Gregson and Tom Mann. Mr. Gregson and Mr. Mann are co-lead portfolio managers of the portfolio, sharing equally in the day-to-day responsibilities of portfolio management, including stock research and selection, portfolio construction, and risk management.

Neil Gregson, Managing Director of Credit Suisse Asset Management Limited (U.K.) ("Credit Suisse (U.K.)"), is chief investment officer for equities in Emerging Europe, the Middle East, and Africa. He joined Credit Suisse (U.K.) in 1991. He holds a BSc. in mining engineering from Nottingham University.

Tom Mann, Director, is a portfolio manager within the European Equities team. He joined Credit Suisse (U.K.) in May 2001 from Goldman Sachs Asset Management, where he worked on international equity portfolios within their Quantitative Resources area. Prior to working at Goldman Sachs, he worked as a portfolio analyst in Credit Suisse (U.K.)'s product control area. He graduated in 1994 from the University of Cape Town with a Bachelor of Business Science (Honours) degree in Business Finance. He is a CFA Charterholder.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

Job titles indicate position with the investment adviser.

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ABOUT YOUR ACCOUNT

■   SHARE VALUATION

The net asset value ("NAV") of the portfolio is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities.

The portfolio may also use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the portfolio's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the portfolio prices its shares. The portfolio uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by Credit Suisse from time to time.

The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

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Some of the portfolio's securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

■   ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

■  after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

■  after any changes of name or address of the registered owner(s)

■  otherwise, at least every calendar quarter

You will receive annual and semiannual financial reports.

The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

■   DISTRIBUTIONS

As an investor in the portfolio, you will receive distributions.

The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

The portfolio typically distributes dividends and capital gains annually, usually in December. The portfolio may make additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax.

Distributions may be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

■   TAXES

As with any investment, you should consider how your investment in the portfolio will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following tax implications. Please consult your tax professional concerning your own tax situation.

The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser

22

with respect to the tax consequences to you of an investment in the portfolio.

TAXES ON DISTRIBUTIONS

As long as the portfolio continues to meet the requirements for being a tax-qualified regulated investment company, the portfolio pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the portfolio, whether reinvested or taken in cash, are generally taxable. Distributions from the portfolio's long-term capital gains are taxed as long-term capital gains regardless of how long you have held portfolio shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, for taxable years beginning on or before December 31, 2010, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital-gain rates to the extent the distributions are attributable to "qualified dividend income" received by the portfolio. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the portfolio satisfies certain holding period and other requirements.

If you buy shares shortly before or on the "record date" – the date that establishes you as the person to receive the upcoming distribution – you may receive a portion of the money you just invested in the form of a taxable distribution.

A dividend declared by the portfolio in October, November or December and paid during January of the following year may in certain circumstances be treated as if paid in December for tax purposes.

If, as expected, more than 50% of the portfolio's total assets at the end of the taxable year are invested in foreign securities, the portfolio may elect to pass through to you your pro rata share of foreign taxes paid by the portfolio which you must then include in your income and with respect to which you may be entitled to claim a credit (or deduction).

We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS
INVOLVING PORTFOLIO SHARES

Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

23

BUYING SHARES

■   OPENING AN ACCOUNT

Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

If you need an application, call our Institutional Services Center to receive one by mail or fax.

You can make your initial investment by wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the portfolio will not be able to open your account. If the portfolio is unable to verify your identity or the identity of any person authorized to act on your behalf, the portfolio and we reserve the right to close your account and/or take such other action deemed reasonable or required by law. If your account is closed, your portfolio shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

The fund will not divulge any confidential information concerning investors unless required to do so by law or regulation.

■   BUYING AND SELLING SHARES

The portfolio is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. eastern time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. The portfolio reserves the right to reject any purchase order. "Proper form" means the portfolio or your financial-services firm, as the case may be, has received a completed purchase application and payment for shares (as described in this Prospectus). The portfolio reserves the right to reject any purchase order.

Minimum Initial Investment	$3,000,000
Minimum Subsequent Investment	$50,000

The minimum initial investment for any group of related persons is an aggregate of $4,000,000. Certain retirement plans for which recordkeeping is performed on an omnibus basis for multiple participants are not subject to investment minimums.

■   INVEST BY PURCHASES IN KIND

With Credit Suisse's permission, investors may acquire shares in exchange for portfolio securities. The portfolio securities must meet the following requirements:

■  Match the investment objectives and policies of the portfolio to be purchased

24

■  Be considered by the portfolio's adviser to be an appropriate portfolio investment

■  Be easily valued, liquid and not subject to restrictions on transfer

You may have to pay administrative or custody costs if you make purchases in kind and the execution of your purchase order may be delayed.

■   FINANCIAL-SERVICES FIRMS

You may be able to buy and sell portfolio shares through financial-services firms such as banks, brokers and financial advisors. The portfolio may authorize these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order in proper form, it is considered received by the portfolio and will be priced at the next-computed NAV. An authorized firm or its designee may impose its own deadlines for orders in portfolio shares.

Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the portfolio. Please read the firm's program materials for any special provisions or additional service features that may apply to your investment. Certain features of the portfolio, such as the minimum initial investment amounts, may be modified.

■   REDEMPTION FEE

Subject to the exceptions described below, the portfolio imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the portfolio to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

The redemption fee is not applicable to the following types of redemptions:

■  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more

■  minimum required distributions from retirement plan accounts for shareholders 70 and older. The maximum amount subject to this waiver is based only upon the shareholder's retirement accounts in Credit Suisse Funds

■  hardship withdrawals, upon receipt of appropriate documentation

■  redemptions upon the death or disability of the shareholder, plan participant or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration

■  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code

25

■  involuntary redemptions resulting from a shareholder's failure to maintain a minimum investment in the portfolio

■  redemptions and exchanges effected by other mutual funds holding shares of the portfolio

■  otherwise as Credit Suisse or the portfolio may determine in their sole discretion

As noted above, the redemption fee is applicable to portfolio shares purchased through a financial intermediary. In these circumstances, the portfolio relies on the financial intermediary to assess the fee. Financial intermediaries that maintain omnibus accounts with the portfolio may calculate redemption fees differently from the portfolio. If you are investing in portfolio shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the portfolio.

The portfolio may not be able to impose and/or collect the redemption fee on redemptions or exchanges by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The portfolio may continue to make its shares available through such financial intermediaries. The portfolio also may make its shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the portfolio's use of redemption fees may not fully eliminate excessive short-term trading in portfolio shares or insulate long-term shareholders from associated costs or other dilution of the value of portfolio shares.

■   EXCHANGING SHARES

You should contact your financial representative or the Institutional Services Center to request an exchange into another Credit Suisse Fund or portfolio. Be sure to read the current Prospectus for the new fund or portfolio.

The portfolio reserves the right to:

■  reject any purchase order made by means of an exchange from another fund

■  change or discontinue its exchange privilege after 60 days' notice to current investors

■  temporarily suspend the exchange privilege during unusual market conditions

If the portfolio rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

■   ADDING TO AN ACCOUNT

You can add to your account in a variety of ways, as shown in the "Buying Shares" table.

26

BUYING SHARES

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY EXCHANGE

■ Call our Institutional Services Center to request an exchange from another Credit Suisse Fund or portfolio. Be sure to read the current Prospectus for the new fund or portfolio.
■ If you do not have telephone privileges, mail or fax a letter of instruction.	■ Call our Institutional Services Center to request an exchange from another Credit Suisse Fund or portfolio. ■ If you do not have telephone privileges, mail or fax a letter of instruction.

BY WIRE

■ Complete and sign the New Account Application.
■ Call our Institutional Services Center and fax the signed New Account Application by 4 p.m. eastern time.
■ Institutional Services Center will telephone you with your account number. Please be sure to specify the account registration, account number and the fund and portfolio name on your wire advice.
■ Wire your initial investment for receipt that day.	■ Call our Institutional Services Center by 4 p.m. eastern time to inform us of the incoming wire. Please be sure to specify the account registration, account number and the fund and portfolio name on your wire advice.
■ Wire the money for receipt that day.

Institutional Services Center
800-222-8977

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

27

SELLING SHARES

SELLING SOME OR ALL OF YOUR SHARES	CAN BE USED FOR
BY MAIL

Write us a letter of instruction that includes:
■ your name(s) and signature(s)
■ the portfolio name and account number
■ the dollar amount you want to sell
■ how to send the proceeds
Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing").
Mail the materials to Credit Suisse Institutional Fund, Inc. If only a letter of instruction is required, you can fax it to the Institutional Services Center (unless a signature guarantee is required).	■ Sales of any amount.

BY EXCHANGE

■ Call our Institutional Services Center to request an exchange into another Credit Suisse Fund or portfolio. Be sure to read the current Prospectus for the new fund or portfolio.	■ Accounts with telephone privileges. If you do not have telephone privileges, mail or fax a letter of instruction to exchange shares.

BY PHONE

■ Call our Institutional Services Center to request a redemption.You can receive the proceeds as: ■ a check mailed to the address of record ■ a wire to your bank See "By Wire" for details.	■ Accounts with telephone privileges.

BY WIRE

■ Complete the "Wire Instructions" section of your New Account Application. ■ For federal-funds wires, proceeds will be wired on the next business day.	■ Requests by phone or mail.

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HOW TO REACH US

Institutional Services Center
Toll free: 800-222-8977
Fax: 888-606-8252

Mail:
Credit Suisse Institutional Fund, Inc.
P.O. Box 55030
Boston, MA 02205-5030

Overnight/Courier Service:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Institutional Fund, Inc.
30 Dan Road
Canton, MA 02021-2809

WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
Credit Suisse Institutional Fund, Inc.
[Institutional Fund Portfolio Name]
DDA# 9904-649-2
F/F/C: [Account Number and
Registration]

■   SELLING SHARES IN WRITING

Some circumstances require a written sell order, along with a signature guarantee. These include:

■  accounts whose address of record has been changed within the past 30 days

■  redemption in certain large accounts (other than by exchange)

■  requests to send the proceeds to a different payee or address than on record

■  shares represented by certificates, which must be returned with your sell order

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the portfolio's transfer agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Further information can be obtained by calling us at our Institutional Services Center toll-free number.

■   RECENTLY PURCHASED SHARES

For portfolio shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the portfolio will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another portfolio. A redemption fee of 2.00% will be charged on the exchange.

Institutional Services Center
800-222-8977

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

29

OTHER POLICIES

■   TRANSACTION DETAILS

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

Your purchase order will be canceled if you place a telephone order by 4 p.m. eastern time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the portfolio if your investment check or Automated Clearing House transfer does not clear.

If you wire money without first calling our Institutional Services Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

Uncashed redemption or distribution checks do not earn interest.

■   FREQUENT PURCHASES AND
■   SALES OF PORTFOLIO SHARES

Frequent purchases and redemptions of portfolio shares present risks to the portfolio's long-term shareholders. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the portfolio's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds and portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Directors. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange

30

purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. The portfolio's distributor enters into agreements financial intermediaries that require such financial intermediaries to provide certain information to help detect and eliminate frequent trading activity by their clients or customers.

In addition to the procedures outlined above, the portfolio imposes a 2.00% redemption fee (short-term trading fee) on all shares that are redeemed or exchanged within 30 days from the date of purchase. See "Buying Shares." The fee is paid to the fund to offset costs associated with short-term shareholder trading. The Board approved the redemption fee to limit the disruptive effects on the portfolio management of the portfolio that result from "market timing" of the portfolio's shares.

The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the portfolio reserves the right to reject a purchase or exchange order from any investor or intermediary that the portfolio has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "About Your Account – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of portfolio shares that may define market timing differently than the portfolio does and have different consequences associated with it.

The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

■   ACCOUNT CHANGES

Call our Institutional Services Center to update your account records whenever you change your address. Institutional Services Center can also help you change your account information or privileges.

■   SPECIAL SITUATIONS

The portfolio reserves the right to:

■  change the minimum account balance necessary to keep accounts open after 15 days' notice to current investors of any increases

■  charge a wire-redemption fee

31

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt portfolio operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

■  modify or waive its minimum investment requirements for employees and clients of Credit Suisse and Credit Suisse's affiliates

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc., an affiliate of Credit Suisse, is responsible for:

■  making the portfolio available to you

■  account servicing and maintenance

■  other administrative services related to sale of the Institutional Class

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse or an affiliate may make similar payments under similar arrangements.

■   STATEMENTS AND REPORTS

The portfolio produces financial reports, which include a list of the portfolio's portfolio holdings, semiannually and updates its Prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, Prospectuses or proxy statements, please contact your financial representative or call 800-222-8977.

The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

Institutional Services Center
800-222-8977

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

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FOR MORE INFORMATION

More information about the portfolio is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI, which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Institutional Fund, Inc. to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Institutional Fund, Inc.

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Institutional Fund, Inc.

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Institutional Fund, Inc.  811-06670

P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  INST INT-PRO-0209A

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2009

CREDIT SUISSE INSTITUTIONAL FUND, INC.

International Focus Portfolio

This Statement of Additional Information provides information about Credit Suisse Institutional Fund, Inc. (the “Fund”), relating to the International Focus Portfolio (the “International Focus Portfolio” or the “Portfolio”) that supplements information contained in the Prospectus for the Portfolio (the “Prospectus”), dated February 28, 2009.

The Portfolio’s audited Annual Report, dated October 31, 2008, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus and no investment in shares of the Portfolio should be made solely upon the information contained herein.  Copies of the Fund’s Prospectus, Annual Report and information regarding the Portfolio’s current performance may be obtained by writing or telephoning:

Credit Suisse Institutional Fund

P.O. Box 55030

Boston, MA 02205-5030

800-222-8977

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When-Issued Securities and Delayed-Delivery Transactions	25
Short Sales Against the Box	25
Convertible Securities	26
Warrants	26
Non-Publicly Traded and Illiquid Securities	27
Rule 144A Securities	27
Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers	28
“Special Situation Companies”	28
Borrowing	28
Reverse Repurchase Agreements and Dollar Rolls	29
REITs	29

INVESTMENT RESTRICTIONS	30

The investment limitations numbered 1 through 7 are Fundamental Restrictions	30

PORTFOLIO VALUATION	31

PORTFOLIO TRANSACTIONS	32

PORTFOLIO TURNOVER	35

MANAGEMENT OF THE FUND	35

Officers and Board of Directors	35
Information Concerning Directors and Officers	36
Information Concerning Committees and Meetings of Directors	39
Investment Advisory Agreements	41
Portfolio Managers Disclosure	45
Administration Agreements	47
Code of Ethics	48
Custodian and Transfer Agent	48
Proxy Voting Policies and Procedures	49
Disclosure of Portfolio Holdings	49
Distribution and Shareholder Servicing	51
Organization of the Fund	52

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	52

EXCHANGE PRIVILEGE	54

ADDITIONAL INFORMATION CONCERNING TAXES	55

The Portfolio	55
Special Tax Considerations	57
Zero Coupon Securities	58
Constructive Sales	58
Straddles	58
Options and Section 1256 Contracts	58
Short Sales	59
Swaps	59

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Foreign Currency Transactions	60
Passive Foreign Invesment Companies	61
Foreign Taxes	61
Taxation of U.S. Shareholders	62
Dividends and Distributions	62
Sales of Shares	64
Backup Withholding	64
Notices	64
Other Taxes	64
Taxation of Non-U.S. Shareholders	65

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	67

MISCELLANEOUS	67

FINANCIAL STATEMENTS	67

INTRODUCTION	A-1

POLICY	A-1

PROXY VOTING COMMITTEE	A-1

CONFLICTS	A-2

CONSENT	A-2

RECORDKEEPING	A-2

Disclosure	A-3
Procedures	A-3
Operational Items	A-3
Board of Directors	A-4
Proxy Contests	A-5
Antitakeover Defenses and Voting Related Issues	A-6
Merger and Corporate Restructuring	A-7
Capital Structure	A-10
Executive and Director Compensation	A-11

APPENDIX A — PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B — DESCRIPTION OF RATINGS	B-1

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INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the description of the Portfolio’s investment objective and policies in the Prospectus.  There are no assurances that the Portfolio will achieve its investment objective.

The investment objective of the Portfolio is long-term capital appreciation.  The Portfolio will invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from a broad range of foreign countries.

The 80% investment policy will not be applicable during periods when the Portfolio pursues a temporary defensive strategy, as discussed below.  The Portfolio’s 80% investment policy may be changed by the Board of Directors (the “Board”) of the Fund on 60 days’ notice to shareholders.

General Investment Strategies

Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.  Any percentage limitation on the Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

The Portfolio does not represent that these techniques are available now or will be available at any time in the future.

Options, Futures and Currency Exchange Transactions

The Portfolio may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return.  The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation.  Up to 25% of the Portfolio’s total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies.  The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Securities Options.  The Portfolio may write covered put and call options on stock and debt securities and the Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as over the counter (OTC) options.  The Portfolio realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time.  In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.  However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period.  Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In return for a premium, the Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).  The Portfolio that writes call options retains the risk of an increase in the price of the underlying security.  The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices decline, the put writer would expect to suffer a loss.  This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by the Portfolio that are deemed covered by virtue of the Portfolio’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice.  In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery.  By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which the Portfolio may write covered call options.  For example, if the Portfolio writes covered call options on mortgage-backed securities (“MBS”), the MBS that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.  If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of MBS.

Options written by the Portfolio will normally have expiration dates between one and nine months from the date written.  The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.  In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money”

2

and “out-of-the-money,” respectively.  The Portfolio may write (i) in-the-money call options when Credit Suisse Asset Management, LLC (“Credit Suisse”), the Portfolio’s investment adviser, expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Credit Suisse expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.  Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions.  To secure its obligation to deliver the underlying security when it writes a call option, the Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale.  An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market.  When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.  Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.  The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration).  The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction (the Portfolio would not be deemed to own an option as a result of the transaction).  So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price.  This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction.  The Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated

3

trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  Moreover, the Portfolio’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio.  The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade.  If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).  It is possible that the Fund or the Portfolio and other clients of Credit Suisse and certain of its affiliates may be considered to be such a group.  A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.  These limits may restrict the number of options the Portfolio will be able to purchase on a particular security.

Securities Index Options.  The Portfolio may purchase and the Portfolio may write exchange-listed and OTC put and call options on securities indexes.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.  Some securities index options are based on a broad market index, such as the New York Stock Exchange (“NYSE”) Composite Index, or a narrower market index such as the Standard & Poor’s 100.  Indexes may also be based on a particular industry or market segment.

Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different.  Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Securities index options may be offset by entering into closing transactions as described above for securities options.

4

OTC Options.  The Portfolio may purchase OTC or dealer options or sell covered OTC options.  Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options.  A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option.  If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not.  Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option.  Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  The inability to enter into a closing transaction may result in material losses to the Portfolio.  Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised.  This requirement may impair the Portfolio’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Currency Exchange Transactions.  The value in U.S. dollars of the assets of the Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies.  Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies.  The Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.  Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

5

At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction.  If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Portfolio.  To the extent the Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through the use of hedging transactions).

Currency Options.  The Portfolio may purchase exchange-traded put and call options on foreign currencies.  Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised.  Call options convey the right to buy the underlying currency at a price, which is expected to be lower than the spot price of the currency at the time the option is exercised.

Currency Hedging.  The Portfolio’s currency hedging will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which the Portfolio’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options.  If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.  Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.  Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.  If a

6

devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio’s investments denominated in that currency.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer’s creditworthiness deteriorates.

Futures Activities.  The Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or consistent with CFTC regulations on foreign exchanges.  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.  Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be “bona fide hedging” by the CFTC will not exceed 5% of the Portfolio’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.  The Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Portfolio’s policies.  The Portfolio is operated by persons who have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Contracts.  A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place.  Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes.  A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

7

No consideration is paid or received by the Portfolio upon entering into a futures contract.  Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” The Portfolio will also incur brokerage costs in connection with entering into futures transactions.

At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although the Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses.  In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin.  In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

Options on Futures Contracts.  The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).  Upon exercise of an option, the delivery of the futures position by

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the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

Hedging Generally.  In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, the Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of the Portfolio’s portfolio varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if market movements are not as anticipated when the hedge is established.  Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse still may not result in a successful hedging transaction.

The Portfolio will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Portfolio of hedging transactions will be subject to

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Credit Suisse’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate.  This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio’s performance.

Swaps.  The Portfolio may enter into swaps relating to indexes, interest rates, currencies and equity and debt interests of foreign issuers.  A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract.  Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes.  Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.  An equity or debt swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a securities index, a basket of securities or a single security.  The Portfolio may enter into these transactions for hedging purposes, such as to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.  The Portfolio may also use these transactions for speculative purposes to increase total return, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.  Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make.  If the counterparty to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive.  Where swaps are entered into for good faith hedging purposes, Credit Suisse believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the “1940 Act”), and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.  Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

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Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps.  The Portfolio will comply with guidelines established by the Securities and Exchange Commission (the “SEC”) with respect to coverage of forward currency contracts; options written by the Portfolio on currencies, securities and indexes; currency, interest rate and index futures contracts and options on these futures contracts and swaps.  These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis.  A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price.  The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio.  If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Foreign Investments.

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in securities of issuers from a broad range of foreign countries.  Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions.  The Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Foreign Currency Exchange.  Since the Portfolio will invest in securities denominated in currencies other than the U.S. dollar, and since the Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by exchange control

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regulations or changes in the exchange rate between such currencies and the dollar.  A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Portfolio’s assets denominated in that foreign currency.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio with respect to its foreign investments.  Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries.  Governmental intervention may also play a significant role.  National governments rarely voluntarily allow their currencies to float freely in response to economic forces.  Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.  The Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

Information.  The majority of the foreign securities held by the Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC.  Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity.  Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

Foreign Markets.  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies.  Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

Increased Expenses.  The operating expenses of the Portfolio can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as custodial costs, valuation costs and communication costs (as well as the rate of the investment advisory fees), though similar to such expenses of other funds investing internationally, are higher than those costs incurred by other investment companies not investing in foreign securities.

Privatizations.  The Portfolio may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises).  The ability of U.S.

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entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors.  There can be no assurance that privatization programs will be available or successful.  The Portfolio could invest to a significant extent in privatizations.

Foreign Debt Securities.  The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities.  The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of each country’s economy.  Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign debt securities in which the Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries.  Foreign debt securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers).  Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Brady Bonds.  The Portfolio may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans.  Investors should recognize that Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default.  Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers.  In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.  The Portfolio could invest to a significant extent in Brady Bonds.

Depository Receipts.  Certain of the above risks may be involved with ADRs, European Depository Receipts (“EDRs”) and International Depository Receipts (“IDRs”), instruments that evidence ownership of underlying securities issued by a foreign corporation.  ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent.  ADRs are typically issued by a U.S. bank or trust company.  EDRs (sometimes referred to as Continental Depository Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depository Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.  The risks associated with

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investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.  For purposes of the Portfolio’s investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent.  Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid directly by the ADR holders.  In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Emerging Markets.  The Portfolio may invest in securities of issuers located in less developed countries considered to be “emerging markets.” Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

U.S. Government Securities

The obligations issued or guaranteed by the U.S. government in which the Portfolio may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities of the United States are:  instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“GNMA”)); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise (such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) bonds).

Other U.S. government securities the Portfolio may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration,

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General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

Money Market Obligations

The Portfolio is authorized to invest, under normal market conditions, in domestic and foreign short-term (one year or less remaining to maturity) money market obligations.  Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”) or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

Repurchase Agreements.  The Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers.  Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period.  The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.  The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right.  Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk.  A repurchase agreement is considered to be a loan under the 1940 Act.

Money Market Mutual Funds.  Where Credit Suisse believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, the Portfolio may invest up to 5% of its assets in securities of money market mutual funds, including those that are affiliated with the Portfolio or Credit Suisse.  A money market mutual fund is an investment company that invests in short-term high quality money market instruments.  A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year.  As a shareholder in any mutual fund, the Portfolio will bear its ratable share of

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the mutual fund’s expenses, including management fees, and will remain subject to payment of the Portfolio’s management fees and other expenses with respect to assets so invested.

Debt Securities

The Portfolio may invest up to 20% of its net assets in debt securities.  Any percentage limitation on the Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

The interest income to be derived may be considered as one factor in selecting debt securities for investment by Credit Suisse.  Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline.  The success of such a strategy is dependent upon Credit Suisse’s ability to forecast accurately changes in interest rates.  The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

The Portfolio may invest to a limited extent in zero coupon securities.  See “Additional Information Concerning Taxes” for a discussion of the tax consequences to shareholders of the Portfolio that invests in zero coupon securities.

Moody’s and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities.  A description of the ratings assigned to corporate bonds by Moody’s and S&P is included in Appendix A to this Statement of Additional Information.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security’s value or its liquidity and do not guarantee the performance of the issuer.  Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates.  There is a risk that rating agencies may downgrade a debt security’s rating.  Subsequent to a security’s purchase by the Portfolio, it may cease to be rated.  Such event will not require the sale of such securities, although Credit Suisse will consider such event in its determination of whether the Portfolio should continue to hold the security.  Credit Suisse may use these ratings in determining whether to purchase, sell or hold a security.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

Investment grade bonds are rated within one of the four highest rating categories by Moody’s or S&P or, if unrated, as determined by Credit Suisse to be of comparable quality.  Moody’s considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics.  This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

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Below Investment Grade Securities.  Within its 20% limitation on investing in debt securities, the Portfolio may invest up to 5% of its net assets in debt securities rated below investment grade.  The Portfolio’s investments in convertible debt or equity securities rated below investment grade will be included in determining these percentage limitations.

Below investment grade debt securities may be rated as low as C by Moody’s or D by S&P, or be deemed by Credit Suisse to be of equivalent quality.  Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing.  A security rated D by S&P is in default or is expected to default upon maturity or payment date.  Below investment grade securities (commonly referred to as “junk bonds”) (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities.  In addition, these securities generally present a higher degree of credit risk.  The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities.  The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

The market value of below investment grade securities is more volatile than that of investment grade securities.  Factors adversely impacting the market value of these securities will adversely impact the Portfolio’s net asset value.  The Portfolio will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of an issuer.  In this evaluation, Credit Suisse will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.  The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on

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its portfolio holdings of such securities.  At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

Structured Securities.  The Portfolio may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities.  The Portfolio may invest in MBS sponsored by U.S. and foreign government issuers, as well as non-governmental issuers.  Non-government issued MBS may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.  MBS represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property.  These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.  The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages.  The government or the issuing agency typically guarantees the payment of interest and principal of these securities.  However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio’s shares.  Some MBS, such as collateralized mortgage obligations (“CMOs”), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  The average life of pass-through pools varies with the maturities of the underlying mortgage loans.  A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions.  Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool.  At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities.  Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge.  Actual prepayment experience may cause the yield of MBS to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio’s yield.  In addition, collateralized mortgage obligations may be less marketable than other securities.

The rate of interest on MBS is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as

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GNMA, and due to any yield retained by the issuer.  Actual yield to the holder may vary from the coupon rate, even if adjustable, if the MBS are purchased or traded in the secondary market at a premium or discount.  In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the MBS, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities.  The Portfolio may invest in asset-backed securities (“ABS”), which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts and special purpose corporations.  Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

ABS present certain risks that are not presented by other securities in which the Portfolio may invest.  Automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the ABS.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds or Debentures.  Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio’s entire investment.  The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.  Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

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Recent Market Events. The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the MBS market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Portfolio.

The Portfolio may invest in MBS, including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the

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underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the Fund purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Porfolio’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Portfolio may also purchase ABS that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

The Portfolio may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and

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commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

The Portfolio may also invest in other types of fixed-income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Portfolio’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the Portfolio, or if the maturity of a security is extended after purchase by the Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case the Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Loan Participations and Assignments.  The Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”).  The majority of the Portfolio’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”).  Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower.  The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower.  In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any

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collateral supporting the Loan in which it has purchased the Participation.  As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.  The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by Credit Suisse to be creditworthy.

When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan.  However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments.  The Portfolio may have difficulty disposing of them because there is no liquid market for such securities.  The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio’s ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower.  The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio’s portfolio and calculating its net asset value.

Temporary Defensive Strategies

When Credit Suisse believes that a defensive posture is warranted, the Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

Securities of Other Investment Companies

The Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act.  Presently, under the 1940 Act, the Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio’s total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio’s total assets.  As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Portfolio would bear directly in connection with its own operations.

Lending of Portfolio Securities

The Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the  Board.  These loans, if and when made, may not exceed 33-1/3% of the Portfolio’s net assets

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(including the loan collateral) taken at value.  Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved.  From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a “finder.”

By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.  The Portfolio will adhere to the following conditions whenever its portfolio securities are loaned:  (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities.  Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio’s ability to recover the loaned securities or dispose of the collateral for the loan.  Default by or bankruptcy of a borrower would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.  Any loans of the Portfolio’s securities will be fully collateralized and marked to market daily.  Payments received by the Portfolio in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Portfolio’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Additional Information Concerning Taxes” below).

The Fund and Credit Suisse have obtained an order of exemption (the “Order”) from the SEC to permit certain affiliates of Credit Suisse to act as lending agent for the Portfolio, to permit securities loans to broker-dealer affiliates of Credit Suisse, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by Credit Suisse (“Investment Funds”).  The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by Credit Suisse or any of its affiliates.  These conditions include percentage limitations on the amount of the Portfolio’s assets that may be invested in the Investment Funds, restrictions on the Investment Funds’ ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

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When-Issued Securities and Delayed-Delivery Transactions

The Portfolio may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis.  In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates.  The Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Credit Suisse deems it advantageous to do so.  The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.  The Portfolio will segregate with its custodian cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.  When the Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio’s commitment.  It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Short Sales Against the Box.  The Portfolio may enter into short sales “against the box.” Not more than 10% of the Portfolio’s net assets (taken at current value) may be held as collateral for such sales at any one time.  While a short sale is made by selling a security the Portfolio does not own, a short sale is “against the box” to the extent that the Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short.  The Portfolio will segregate with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box.  No Portfolio intends to engage in short sales against the box for investment purposes.  The Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security).  In such case, any future losses in the Portfolio’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns.  There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the

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securities (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied (see “Additional Information Concerning Taxes” below).  Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may effect short sales.

Convertible Securities

Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock.  Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.  Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality.  Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

Warrants

The Portfolio may invest up to 10% of its net assets in warrants.  Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.  The Portfolio may invest in warrants to purchase equity securities consisting of common and preferred stock.  The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment.  At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.  This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.  This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.  In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security.  If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.  The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.  Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

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Non-Publicly Traded and Illiquid Securities

The Portfolio may invest up to 10% of its net assets in illiquid securities, including certain securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), time deposits maturing in more than seven days.  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A Securities.  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.  Credit Suisse will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board.  In reaching liquidity decisions, the Board or its delegate may consider, inter alia, the following factors:  (i)

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the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio.  The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

The Portfolio may invest in small- and medium- sized and emerging growth companies  Securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in “special situations” (see below) offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

“Special Situation Companies”

“Special situation companies” are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.

Borrowing

The Portfolio may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities.  Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio’s net assets.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding.  The Portfolio expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

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Reverse Repurchase Agreements and Dollar Rolls

The Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers.  Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest.  At the time the Portfolio enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest).  The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  The Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligation to repurchase the securities, and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

The Portfolio also may enter into “dollar rolls,” in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date.  During the roll period, the Portfolio would forgo principal and interest paid on such securities.  The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained.  Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

REITs

The Portfolio may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the “Code”).  By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of

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failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs are also subject to interest rate risks.

INVESTMENT RESTRICTIONS

Certain investment limitations may not be changed without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares (“Fundamental Restrictions”).  Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares.  If a percentage restriction (other than the percentage limitations set forth in each No. 1 below) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio’s assets will not constitute a violation of such restriction.

The investment limitations numbered 1 through 7 are Fundamental Restrictions.  Investment limitation number 8 may be changed by a vote of the Board at any time.

The Portfolio may not:

1.             Borrow money, except to the extent permitted under the 1940 Act.

2.             Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3.             Make loans, except through loans of portfolio securities, entry inter repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

4.             Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed income securities directly from the issuer thereof in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

5.             Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

6.             Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Portfolio may (a) purchase put and call options on securities and foreign currencies, (b) write covered call options on securities and (c) purchase or write options on futures contracts.

7.             Purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio’s total assets would be invested in the securities of such issuer, except that

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this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Portfolio’s total assets may be invested without regard to this 5% limitation.

8.             Invest more than 10% of the value of the Portfolio’s net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.  For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

PORTFOLIO VALUATION

The following is a description of the procedures used by the Portfolio in valuing its assets.

Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the time of valuation (the “Valuation Time”).  If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time.  If there are no such sales prices, the security will be valued at the most recent asked quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities.  Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board (“Pricing Service”).  If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments.  The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers.  If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided.

If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation.  Options contracts will be valued similarly.  Futures contracts will be valued at the most recent settlement price at the time of valuation.

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Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board.  Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to the Portfolio).  If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to the Portfolio).  If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to the Portfolio).

Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board.  In addition, the Board or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.  When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading).  The NYSE is currently scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio’s net asset value is not calculated.  As a result, calculation of the Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying the Portfolio’s investment program to achieve its investment objective.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by the

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Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up.  U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

Credit Suisse will select specific portfolio investments and effect transactions for the Portfolio.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in Credit Suisse’s judgment, can be expected to provide the best service.  The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services that it considers either, or both together, to be worth.  The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed.  Further, Credit Suisse will receive only brokerage or research services in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) when paying such higher commissions.  Research received from brokers or dealers is supplemental to Credit Suisse’s own research program.  The fees to Credit Suisse under its agreements with the Portfolio are not reduced by reason of its receiving any brokerage and research services.

For the fiscal year ended October 31, 2008, $29,581  was paid by the Portfolio to brokers and dealers who provided such research and other services.  For the fiscal year ended October 31, 2008, such brokers and dealers effected $35,662 in transactions for the Portfolio, respectively, during the fiscal year.

All orders for transactions in securities or options on behalf of the Portfolio are placed by Credit Suisse with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) and affiliates of Credit Suisse Group.  The Portfolio may utilize CSAMSI or affiliates of Credit Suisse Group in connection with a purchase or sale of securities when Credit Suisse believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

Investment decisions for the Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other

33

investment clients may invest in the same securities as the Portfolio.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Portfolio.  In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold for the Portfolio.  To the extent permitted by law, securities may be aggregated with those to be sold or purchased for the Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

The Fund paid the following commissions to broker-dealers for execution of portfolio transactions on behalf of the Portfolio for the indicated fiscal years ended October 31.

2008	2007	2006
$35,662	$29,520	$50,332

In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSAMSI or Credit Suisse Securities (USA) LLC or any affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law.

Transactions for the Portfolio may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  The Portfolio will engage in this practice, however, only when Credit Suisse, in its sole discretion, believes such practice to be otherwise in the Portfolio’s interest.

As of October 31, 2008, the Portfolio held the following securities of its regular brokers or dealers:

Name of Securities	Aggregate Value of Holdings
BNP Paribas	$159,684.93

HSBC Holding PLC	$251,411.76

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PORTFOLIO TURNOVER

The Portfolio does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities.  The Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain practices that may be employed by the Portfolio could result in high portfolio turnover.  For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.  To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer’s security instead of long-term investments based on fundamental valuation of securities.  Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.  Consequently, the annual portfolio turnover rate of the Portfolio may be higher than mutual funds having a similar objective that do not utilize these strategies.

It is not possible to predict the Portfolio’s portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs.  High portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could raise your income tax liability.  For the fiscal years ended October 31, 2007 and 2008, the portfolio turnover rate was 36% and 78%, respectively.

MANAGEMENT OF THE FUND

Officers and Board of Directors

The business and affairs of the Fund are managed by the Board in accordance with the laws of the State of Maryland.  The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.  The Board approves all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund’s investment adviser, custodian and transfer agent.

The names and years of birth of the Fund’s Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

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Information Concerning Directors and Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1941)	Director, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	33

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

Jeffrey E. Garten(2) Box 208200 New Haven, Connecticut 06520-8200 (1946)	Director, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005	26	Director of Aetna, Inc. (insurance company); CarMax Group (used car dealers)

(1)           Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

(2)                                  Mr. Garten was initially appointed as a Director of the Fund on February 6, 1998.  He resigned as Director on February 3, 2000 and was subsequently re-appointed on December 21, 2000.

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Director, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present	26	Director of Carlisle Companies Incorporated (diversified manufacturing company)

Steven N. Rappaport Lehigh Court LLC 555 Madison Avenue, 29th Fl. New York, New York 10022 (1948)	Chairman of the Board of Directors; Nominating Committee Chairman and Audit Committee Member	Director since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present	33

Director, iCAD, Inc. (surgical & medical instruments & apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (plywood manufacturing company)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

George R. Hornig* Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessors since 1984; Officer of other Credit Suisse Funds

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer, Vice President and Secretary	Chief Legal Officer since 2006; Vice President and Secretary since 2004

Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associate with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, NY 10010 (1973)	Treasurer	Since 2008

Assistant Vice President of Credit Suisse since June 2007; Associated with Alliance Bernstein L.P. from January 2007 to May 2007. Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds

*      Mr. Hornig was appointed as Chief Executive Officer and President of the Fund effective June 1, 2008.

OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

As reported to the Fund(s), the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2008.

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Name of Director	Dollar Range of Equity Securities in the Fund*,(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*,(1)

Independent Directors
Enrique R. Arzac	A	E
Jeffrey E. Garten	A	B
Peter F. Krogh	A	E
Steven N. Rappaport	A	E

*      Key to Dollar Ranges:

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.     Over $100,000

(1)          Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Information Concerning Committees and Meetings of Directors

The Fund has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Directors”), namely Messrs. Arzac, Garten, Krogh and Rappaport.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Fund’s financial statements, the independent auditor’s qualifications and independence, the Fund’s compliance with legal and regulatory requirements and the performance of the Fund’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  The Audit Committee met four times during the Fund’s fiscal year ended October 31, 2008.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings.  The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such

39

structure is operating effectively.  The Nominating Committee met two times during the fiscal year ended October 31, 2008.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Fund’s shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Fund’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act.  If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund’s proxy statement, should be made no later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

No employee of Credit Suisse, State Street Bank and Trust Company (“State Street”) and CSAMSI, the Fund’s co-administrators, or any of their affiliates, receives any compensation from the Fund for acting as an officer or trustee of the Fund.  Until December 31, 2006, each Director who was not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates received an annual fee of $1,000 and $300 for each meeting of a Board attended by him for his services as Director, and was reimbursed for expenses incurred in connection with his attendance at Board meetings.  Each member of the Audit Committee received an annual fee of $300, and the chairman of the Audit Committee received an additional $250, for serving on the Audit Committee.

Effective January 1, 2007, each Director who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates received an annual fee of $1,450 per Portfolio and $175 for each meeting of a Board attended by him for his services as Director of the Fund, and was reimbursed for expenses incurred in connection with his attendance at Board meetings.  Each member of the Audit Committee received an annual fee of $175 per Portfolio, and the chairman of the Audit Committee received an additional $7,500, for serving on the Audit Committee of the Fund.

Effective January 1, 2008, each Director who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual fee of $1,500 per Portfolio and $200 for each meeting of the Board attended by him for his services as Director of the Fund, and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  Each member of the Audit Committee receives an annual fee of

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$200 per Portfolio, and the chairman of the Audit Committee receives an additional $7,500, for serving on the Audit Committee of the Fund.

Directors Compensation

(for the fiscal year ended October 31, 2008)

Name of Director	International Focus	All Investment Companies In Fund Complex	Total Number of Funds for which Director serves within Fund Complex
Non-Interested Directors
Enrique R. Arzac	$3,068	$242,932	33
Richard H. Francis(1)	$1,425	$38,475	None
Jeffrey E. Garten	$2,975	$85,875	26
Peter F. Krogh	$2,975	$85,875	26
Steven N. Rappaport(2)	$3,868	$233,082	33
Interested Directors
Michael E. Kenneally(3)	$2,600	$70,500	None

(1)          Mr. Francis retired from the Board effective December 31, 2007.

(2)          Mr. Rappaport has informed the Fund that his former employer, Loanet, Inc. (“Loanet”), had performed loan processing services for various Credit Suisse Group entities (not including Credit Suisse).  He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively.  Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet.  Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001.  On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. (“SunGard”).  Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31, 2001.  Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

(3)          Mr. Kenneally resigned from the Board effective December 31, 2008.

As of January 31, 2009, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Portfolio.

Investment Advisory Agreements

Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world’s leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The Advisory Agreement between Credit Suisse and the Fund continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting

41

on such approval, and either by a vote of the Board or by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Portfolio in accordance with the Portfolio’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Directors who are affiliated persons of Credit Suisse or any of its subsidiaries.

The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of the Fund; and any extraordinary expenses.

The Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Fund or Credit Suisse may terminate the Advisory Agreement on 60 days’ written notice without penalty.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services to the Portfolio, Credit Suisse is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 0.80% of the Portfolio’s average daily net assets.  Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Portfolio.

For the past three fiscal years ended October 31, the Fund paid Credit Suisse advisory fees, and Credit Suisse waived fees and/or reimbursed expenses of the Portfolio under the Advisory Agreement as follows:

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October 31, 2008

Fees Paid (After Waivers)	Waivers	Reimbursements
$34,491	$131,243	$0

October 31, 2007

Fees Paid (After Waivers)	Waivers	Reimbursements
$219,698	$135,569	$0

October 31, 2006

Fees Paid (AfterWaivers)	Waivers	Reimbursements
$102,846	$139,930	$0

Sub-Advisory Agreements.  The Portfolio has entered into Sub-Advisory Agreements with Credit Suisse and Credit Suisse Asset Management Limited (London) (“Credit Suisse U.K.”).  Credit Suisse U.K. may be referred to as the “Sub-Adviser.”  The Portfolio had previously entered into a Sub-Advisory Agreement with Credit Suisse and Credit Suisse Asset Management Limited (Australia) (“Credit Suisse Australia”).  Effective October 1, 2008, Credit Suisse Australia no longer provides investment advisory services to the Portfolio.  Credit Suisse now retains all fees previously payable to Credit Suisse Australia under the Sub-Advisory Agreement with Credit Suisse Australia.

Subject to the supervision of Credit Suisse, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Portfolio in accordance with the Portfolio’s Articles of Incorporation, as may be amended from time to time, the Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board.  The Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

Credit Suisse U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”).  The principal executive office of Credit Suisse U.K. is One Cabot Square, London E14 4QJ, England.  Credit Suisse U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions.  Credit Suisse U.K. has been in the money management business for over 20 years.

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Credit Suisse Australia had served as sub-adviser to the Portfolio until September 30, 2008.  Credit Suisse Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989.  Credit Suisse Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act.  The registered office of Credit Suisse Australia is Level 31 Gateway, 1 Macquarie Place, Sydney NSW 2000, Australia.  Credit Suisse Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals.  Credit Suisse Australia has been in the funds management business for over 19 years.

Under the Sub-Advisory Agreement with Credit Suisse U.K., Credit Suisse (not the Portfolio) will pay Credit Suisse U.K. a fee equal to fifty percent of the fee that Credit Suisse is paid by the Portfolio as investment adviser, after any fee waivers and/or expense reimbursements by Credit Suisse, voluntary or contractual, but before payments to any Sub-Adviser (the “Sub-Advisory Fee”), one quarter of which shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. Should the Sub-Advisory Fee be decreased for any reason and at any time, the Sub-Adviser shall be paid fifty percent of such decreased fee. For the fiscal year ended October 31, 2008, the fee payable to Credit Suisse with respect to the Portfolio was $23,355.

Under the Sub-Advisory Agreement with Credit Suisse Australia, Credit Suisse (not the Portfolio) pays Credit Suisse Australia an annual fee of $480,000 for services rendered with respect to the Portfolio and all other Credit Suisse Funds for which Credit Suisse Australia has been appointed to act as Sub-Adviser.  The portion of the fee allocated with respect to the Portfolio is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreement with Credit Suisse Australia.  For period from November 1, 2007 to September 30, 2008, the portion of the fee allocable to the Portfolio was $14,810.

Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or by a majority of the Portfolio’s outstanding voting securities, as defined in the 1940 Act.  Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or Credit Suisse in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Portfolio or Credit Suisse or to shareholders of the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement.  Each Sub-Advisory Agreement may be terminated without penalty on 60 days’ written notice by the Fund, Credit Suisse or the

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Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Portfolio Managers Disclosure

Portfolio Managers’ Compensation

Credit Suisse’s compensation to the portfolio managers set forth below includes both a fixed base salary component and bonus component.  The bonus component is composed of two parts.  The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Portfolio and other accounts managed by the portfolio managers, business growth, teamwork, management, corporate citizenship, etc.  The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Portfolio, for which a portfolio managers is responsible (“Performance Based Bonus”).  Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-years) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager’s bonus.  The following table sets forth the benchmarks and peer group used over one and three year periods in determining a portfolio manager’s Performance Based Bonus.

Portfolio Manager	Benchmark	Peer Group
Neil Gregson	MSCI Eastern Europe MSCI Emerging Europe FT Gold Mines Index MSCI Global Emerging Markets MSCI Weighted sub-sectors	Lipper Hindsight LUX Eastern Europe Lipper Hindsight Global Emerging Markets Lipper Emerging Markets Fund Lipper Precious Metals

Tom Mann	MSCI Europe Value MSCI EAFE	Lipper Hindsight LUX European Equity

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

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Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Ownership in Securities of the Portfolio

As reported to the Fund, the information in the following table reflects beneficial ownership by the portfolio managers of securities of the Portfolio as of December 31, 2008.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Portfolio*(1)

Neil Gregson	A

Tom Mann	A

*                 Key to Dollar Ranges:

A.                                   None

B.                                     $1 - $10,000

C.                                     $10,001 - $50,000

D.                                    $50,001 - $100,000

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E.                                      Over $100,000

(1)           Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Portfolio, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of October 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Neil Gregson	6	$514,278,284	7	$957,052,140	0	N/A

Tom Mann	3	$198,498,686	2	$319,803,193	0	N/A

No advisory fee is paid based on performance for any of the accounts listed above.

Administration Agreements

CSAMSI and State Street Bank and Trust Company (“State Street”) serve as co-administrators to the Portfolio pursuant to separate written agreements with the Portfolio (the “CSAMSI Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively). The Fund does not pay any fee to CSAMSI for Co-Administration Services.

No compensation was paid by the Portfolio to CSAMSI for co-administrative service fees in 2008.  For the past three fiscal years ended October 31, the Portfolio paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreement as follows:

2008	2007	2006
$0	$84,129	$27,552

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For the services provided by State Street under the State Street Co-Administration Agreement, the Portfolio pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Fund Complex, .030% of the Fund Complex’s next $5 billion in average daily net assets, and .02% of the Fund Complex’s average daily net assets in excess of $10 billion subject to an annual minimum fee, exclusive of out-of-pocket expenses.  For the fiscal year ended October 31, 2008, the Portfolio paid State Street fees under the State Street Co-Administration Agreement of $12,916.  For the fiscal year ended October 31, 2007, the Portfolio paid State Street fees under the State Street Co-Administration Agreement of $13,663.  For the fiscal year ended October 31, 2006, the Portfolio paid State Street fees under the State Street Co-Administration Agreement of $30,347.

Code of Ethics

The Fund, Credit Suisse, Credit Suisse U.K., Credit Suisse Australia and CSAMSI have each adopted a written Code of Ethics (the “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Fund for the Portfolio.  The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

State Street serves as custodian of the Portfolio’s U.S. and non-U.S. assets.  Pursuant to a Custodian Agreement (the “Custodian Agreement”), State Street (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities for the account of the Portfolio, (iii) makes receipts and disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio’s portfolio securities held by it and (v) makes periodic reports to the Board concerning the Portfolio’s custodial arrangements.  With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositaries to serve as sub-custodian on behalf of the Portfolio.  For this service to the Portfolio under the Custodian Agreement, State Street receives a fee which is calculated based upon the Portfolio’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolio.  The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

Boston Financial Data Services, Inc., an affiliate of State Street (“BFDS”), acts as the shareholder servicing, transfer and dividend disbursing agent of the Portfolio pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Portfolio, (ii) addresses and mails all communications by the Fund to record owners of

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Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent’s operations with respect to the Portfolio.  BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts  02021-2809.

Proxy Voting Policies and Procedures.

The Fund has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policy.  The Proxy Voting Policy and Procedures appear as Appendix A to this SAI.  The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year.  The Fund’s Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 800-222-8977 or through Credit Suisse’s website, www.credit-suisse.com/us and (2) on the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings.

The Fund’s Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is the Fund’s policy that no current or potential investor (or their representative) (collectively, the “Investors”) will be provided information on the Portfolio’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  The Fund’s policies apply to all of the Portfolio’s service providers that, in the ordinary course of their activities, come into possession of information about the Portfolio’s portfolio holdings.

The Fund’s policies and procedures provide that information regarding the Portfolio’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund’s policies and procedures when the disclosure of such information is considered by the Fund’s officers to be consistent with the interests of Portfolio shareholders.  In the event of a conflict of interest between the Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund’s officers will seek to resolve any conflict of interest in favor of the Portfolio’s interests.  In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund’s Audit Committee for resolution.

The Fund’s policies further provide that in some instances, it may be appropriate for the Portfolio to selectively disclose Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Portfolio shares based on the information.

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Neither the Fund, the Adviser, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, the Fund reserves the right to charge a nominal processing fee, payable to the Portfolio, to nonshareholders requesting Portfolio-Related Information.  This fee is designed to offset the Portfolio’s costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as the Portfolio’s co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Fund, Credit Suisse and CSAMSI.  The Fund’s Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

The Portfolio provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month.  The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Fund and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Portfolio that require access to this information to perform their duties to the Portfolio.  Set forth below is a list, as of February 1, 2009, of those parties with which Credit Suisse, on behalf of the Portfolio, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before dissemination

State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None

Institutional Shareholder Services (proxy voting service and filing of class action claims)	As necessary	None

Interactive Data Corp. (pricing service)	Daily	None

BFDS (transfer agent)	As necessary	None

In addition, Portfolio-Related Information may be provided as part of the Portfolio’s ongoing operations to: the Fund’s Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm (“PwC”); Willkie Farr & Gallagher LLP, counsel to the Fund; Drinker Biddle & Reath LLP, counsel to the Fund’s Independent Directors; broker-

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dealers in connection with the purchase or sale of Portfolio securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which the Fund provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Portfolio, are required to maintain the confidentiality of the information disclosed.

On an ongoing basis, the Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination

Lipper	Monthly	5th business day of following month

S&P	Monthly	2nd business day of following month

Thomson Financial/Vestek	Quarterly	5th business day of following month

The Portfolio may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Portfolio.

The ability of the Fund, the Adviser and CSAMSI, as the co-administrator of the Fund, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Fund’s policies on disclosure of Portfolio-Related Information will protect the Portfolio from the potential misuse of that information by individuals or firms in possession of that information.

Distribution and Shareholder Servicing

CSAMSI serves as the distributor of the Portfolio.  CSAMSI’s principal business address is Eleven Madison Avenue, New York, New York 10010.

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The Portfolio has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other industry professionals (collectively, “Service Organizations”) or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Portfolio’s pricing on the following business day.  If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.  The Portfolio may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order.  Such orders received by the Portfolio in proper form will be priced at the Portfolio’s net asset value next computed after they are accepted by the Service Organization or its authorized designee.  Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if shares are purchased directly from the Portfolio.  Service Organizations may also be reimbursed for marketing costs.

Organization of the Fund

The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name “Warburg, Pincus Institutional Fund, Inc.” On May 11, 2000, the Fund changed its name to “Credit Suisse Institutional Fund, Inc.” The Fund’s charter authorizes the Board to issue sixteen billion full and fractional shares of capital stock, par value $.001 per share.  Shares of two series have been classified, one of which constitute the interests in the Portfolio.

The Portfolio is a diversified, open-end management investment company.  Effective December 12, 2001, the “Credit Suisse Institutional Fund - International Equity Portfolio” changed its name to the  “Credit Suisse Institutional Fund International Focus Portfolio.”

All shareholders of the Portfolio, upon liquidation, will participate ratably in the Portfolio’s net assets.  Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors.  Shares are transferable but have no preemptive, conversion or subscription rights.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The offering price of the Portfolio’s shares is equal to its per share net asset value.  Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the

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applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.  The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period.

The Portfolio may, in certain circumstances and in its discretion, accept securities as payment for the purchase of the Portfolio’s shares from an investor who has received such securities as redemption proceeds from another Credit Suisse Fund.

Redemption Fee

Subject to the exceptions described below, the Fund imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares’ aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Portfolio to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

The redemption fee is not applicable to the following types of redemptions:

•  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more

•  minimum required distributions from retirement plan accounts for shareholders 70 and older. The maximum amount subject to this waiver is based only upon the shareholder’s retirement accounts in Credit Suisse Funds

•  hardship withdrawals, upon receipt of appropriate documentation

•  redemptions upon the death or disability of the shareholder, plan participant or beneficiary. “Disability” means a total disability as evidenced by a determination by the U.S. Social Security Administration

•  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Code

•  involuntary redemptions resulting from a shareholder’s failure to maintain a minimum investment in the Portfolio

•  redemptions and exchanges effected by other mutual funds holding shares of the Portfolio

•  otherwise as Credit Suisse or the Portfolio may determine in their sole discretion

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As noted above, the redemption fee is applicable to fund shares purchased through a financial intermediary. In these circumstances, the Portfolio relies on the financial intermediary to assess the fee. Financial intermediaries that maintain omnibus accounts with the Portfolio may calculate redemption fees differently from the Portfolio. If you are investing in fund shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the Portfolio.

The Portfolio may not be able to impose and/or collect the redemption fee on redemptions or exchanges by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The Portfolio may continue to make its shares available through such financial intermediaries. The Portfolio also may make its shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the Portfolio’s use of redemption fees may not fully eliminate excessive short-term trading in fund shares or insulate long-term shareholders from associated costs or other dilution of the value of fund shares.

The Board approved the redemption fee to limit the disruptive effects on the portfolio management of the Portfolio that result from “market timing” of the Portfolio’s shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Portfolio will have to invest. The Portfolio continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Portfolio’s view, is likely to engage in excessive trading.

For the fiscal year ended October 31, 2008, the Portfolio received $47 in redemption fees.

EXCHANGE PRIVILEGE

Shareholders of the Portfolio may exchange all or part of their shares for shares of other portfolios of the Fund organized by Credit Suisse in the future on the basis of their relative net asset values per share at the time of exchange.  The exchange privilege enables shareholders to acquire shares in the Portfolio with a different investment objective when they believe that a shift between Portfolio is an appropriate investment decision.

If an exchange request is received by Credit Suisse Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at the Portfolio’s net asset value determined at the end of that business day.  Exchanges must satisfy the minimum dollar amount necessary for new purchases.  The Portfolio may refuse exchange purchases at any time without notice.

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The exchange privilege is available to investors in any state in which the shares being acquired may be legally sold.  When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption (see “Additional Information Concerning Taxes” below).  Therefore, the investor may realize a taxable gain or loss in connection with the exchange.  Investors wishing to exchange shares of the Portfolio for shares in another portfolio of the Fund should review the prospectus of the other portfolio prior to making an exchange.  For further information regarding the exchange privilege or to obtain a current prospectus for another portfolio of the Fund, an investor should contact the Fund at 800-222-8977.

The Portfolio reserves the right to refuse exchange purchases by any person or group if, in Credit Suisse’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  Examples of when an exchange purchase could be refused are when the Portfolio receives or anticipates receiving large exchange orders at or about the same time and when a pattern of exchanges within a short period of time (often associated with a marketing timing strategy) is discerned.  The Portfolio reserves the right to terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Portfolio by U.S. persons.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Portfolio or to all categories of investors, some of which may be subject to special tax rules.  Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolio.  The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Portfolio

The Portfolio intends to continue to qualify as a regulated investment company each taxable year under the Code.  To so qualify, the Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of

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the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Portfolio owns 20% of more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  The Portfolio’s investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Portfolio will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the “Distribution Requirement”).  The Portfolio will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income.  The Board will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).  The Portfolio currently expects to distribute any such excess annually to its shareholders.  However, if the Portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained.  In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

The Code imposes a 4% nondeductible excise tax on the Portfolio to the extent the Portfolio does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and

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short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

In certain situations, the Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income.  In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.  However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Moreover, if the Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Special Tax Considerations

The following discussion relates to the particular federal income tax consequences of the investment policies of the Portfolio.

The Portfolio’s short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the

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Distribution Requirement or to avoid the federal excise tax.  The Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

Zero Coupon Securities.  The Portfolio’s investments in zero coupon securities, if any, may create special tax consequences.  Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity.  Under the U.S. federal income tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.  These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

Constructive Sales.  The so-called “constructive sale” provisions of the Code apply to activities by the Portfolio that lock in gain on an “appreciated financial position.” Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a futures or forward contract.  The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Portfolio holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss).  The application of these rules may cause the Portfolio to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Straddles.  The options transactions that the Portfolio enters into may result in “straddles” for U.S. federal income tax purposes.  The straddle rules of the Code may affect the character of gains and losses realized by the Portfolio.  In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Portfolio for the taxable year in which such losses are realized.  Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Portfolio must make in order to avoid the federal excise tax.  Furthermore, in determining its investment company taxable income and ordinary income, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  The tax consequences to the Portfolio of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Portfolio is uncertain which (if any) of these elections they will make.

Options and Section 1256 Contracts.  If the Portfolio writes a covered put or call option, it generally will not recognize income upon receipt of the option premium.  If the option expires unexercised or is closed on an exchange, the Portfolio will generally recognizes short-term capital gain.  If the option is exercised, the premium is included in the consideration

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received by the Portfolio in determining the capital gain or loss recognized in the resultant sale.  However, the Portfolio’s investment in so-called “section 1256 contracts,” such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules.  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year.  The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss.  Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Portfolio for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Portfolio continued to hold.  Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Portfolio must make to avoid the federal excise tax.

The Portfolio may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a “mixed straddle” with other investments of the Portfolio that are not section 1256 contracts.

Short Sales.  In general, gain or loss on a short sale is recognized when the Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold.  Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands.  Except with respect to certain situations where the property used by the Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by the Portfolio.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Portfolio for more than one year.  In general, the Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Swaps. As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments.  The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year).  With respect to certain types of swaps, the Portfolio may be required to currently recognize income or loss with respect

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to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.  The tax treatment of many types of credit default swaps is uncertain.

The Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Portfolio’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Foreign Currency Transactions.  In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Portfolio qualifies as a regulated investment company.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar).  In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss.  In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated.  In certain circumstances where the transaction is not undertaken as part of a straddle, the Portfolio may elect capital gain or loss treatment for such transactions.  Alternatively, the Portfolio may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss.  In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of the Portfolio’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio’s net capital gain.  Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Portfolio will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in his Shares.

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Passive Foreign Investment Companies.  If the Portfolio acquires shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), the Portfolio may be subject to U.S. federal income tax on any “excess distribution” received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Portfolio.  Additional charges in the nature of interest may also be imposed on the Portfolio in respect of such deferred taxes.  If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be taken into account by the Portfolio for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased its PFIC stock at the end of each year.  In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS.  By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  The Portfolio may have to distribute this “phantom” income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.

The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign Taxes.  Dividends and interest (and in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  The Portfolio, however, may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if: (i) the Portfolio qualifies as a regulated investment company, (ii) certain distribution requirements are satisfied, and (iii) more than 50% of the Portfolio’s total assets at the close of its taxable year consists of stock or securities of foreign corporations.  The Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years.  If the Portfolio were to make such an election, shareholders of the Portfolio would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes.  Shortly after any year for which it makes such an election, the Portfolio will report to its shareholders the amount per share of such foreign income taxes that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.  Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

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Taxation of U.S. Shareholders

Dividends and Distributions.  Dividends and other distributions by the Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made.  However, any dividend or distribution declared by the Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided that such dividend is actually paid by the Portfolio during January of the following calendar year.

Distributions of net realized long-term capital gains, if any, that the Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio.  All other dividends of the Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals.  Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Portfolio to an individual in a particular taxable year if 95% or more of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Portfolio; or (ii) the portion of the regular dividends paid by the Portfolio to an individual in a particular taxable year that is attributable to qualified dividend income received by the Portfolio in that taxable year if such qualified dividend income accounts for less than 95% of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by the Portfolio from U.S. corporations and qualified foreign corporations, provided that the Portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  However, qualified dividend income does not include any dividends received from tax-exempt corporations.  Also, dividends received by the Portfolio from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company.  In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.  If a shareholder elects to treat Portfolio dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

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We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend.  An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends and distributions paid by the Portfolio (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Portfolio) will not qualify for the deduction for dividends received by corporations.  Distributions in excess of the Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the Portfolio from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.” To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are Portfolio shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the Portfolio if shares in the Portfolio constitute

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debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Sales of Shares.  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares.  A redemption of shares by the Portfolio will be treated as a sale for this purpose.  Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of the Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.  If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced.  Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.  Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.  This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding.  The Portfolio may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.  Shareholders will receive, if appropriate, various written notices after the close of the Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders

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of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the Portfolio to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio.

For non-U.S. shareholders of the Portfolio, a distribution attributable to the Portfolio’s sale or exchange of U.S. real property or of a real estate investment trust (a “REIT”) or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Portfolio’s assets is invested in real estate investment trusts and other U.S. real property holding corporations and if the non-U.S. shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution.  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if 50% or more of the Portfolio’s assets are invested in REITs and other U.S. real property holding corporations.  After December 31, 2009, distributions by the Portfolio that are attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will only be subject to withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distributions are attributable to distributions from a REIT to the Portfolio.

Disposition of Portfolio shares by non-U.S. shareholders on or before December 31, 2009, will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Portfolio’s assets are invested in REITs and other U.S. real property holding corporations, the Portfolio is not domestically controlled, and the non-U.S. shareholder owns more than 5% of the outstanding shares of the Portfolio at any time during the five-year period ending on the date of disposition.  After December 31, 2009,

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such dispositions will be subject to withholding and treated as income effectively connected to a U.S. trade or business even if the Portfolio is domestically controlled.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Portfolio’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of the Portfolio’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Portfolio has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2009, in redemption of a non-U.S. shareholder’s shares of the Portfolio will cause the Portfolio to recognize gain.  If the Portfolio is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Portfolio’s adjusted bases to the extent of the greatest non U.S. ownership percentage of the Portfolio during the five-year period ending on the date of redemption for redemptions.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year).  However, depending on its circumstances, the Portfolio may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2010, distributions that a Portfolio designates as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one-year period ending on the date of distribution.  Such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the non-U.S.  shareholder.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE PORTFOLIO AND ITS

66

SHAREHOLDERS.  CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE PORTFOLIO.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PricewaterhouseCoopers LLP (“PwC”), with principal offices at 100 E. Pratt Street, Suite 1900, Baltimore, MD, 21202, serves as the independent registered public accounting firm for the Portfolio.  The financial statements for the fiscal year ended October 31, 2008 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of the independent registered public accounting firm given upon their authority as experts in accounting and auditing.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Fund and provides legal services from time to time for Credit Suisse and CSAMSI.

MISCELLANEOUS

As of February 5, 2009, the names, addresses and percentage ownership of each person that owned 5% or more of the outstanding shares of the Portfolio are as follows:

Name and Address	Percentage Owned
General Employees Retirement System for the City of Fort Lauderdale General Retirement Plan UAD 1/1/73 PO Box 14250 Ft. Lauderdale, FL 33302-4250	83.96%

Wells Fargo Bank, N.A. FBO McCarthy Family Trust Minneapolis, MN 55480-1533	5.45%

FINANCIAL STATEMENTS

The Portfolio’s audited annual report dated October 31, 2008, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Portfolio.  The Portfolio will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-222-8977.

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CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•      a copy of the Policy;

•      a copy of each proxy statement received on behalf of Credit Suisse clients;

•      a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 13, 2008

APPENDIX B

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by the Standard and Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C - Debt rated BB and B is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B, and CCC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BBB rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PART C
OTHER INFORMATION

Item 23.

Exhibits

Exhibit No.		Description of Exhibit

a	(1)	Articles of Incorporation dated May 13, 1992. (1)

	(2)	Articles of Amendment establishing the International Equity and Global Fixed Income Portfolio dated July 27, 1992. (1)

	(3)	Articles Supplementary designating the Small Cap Growth Portfolio dated August 16, 1995. (1)

	(4)	Articles Supplementary increasing the number of authorized shares dated April 17, 1996. (2)

	(5)	Articles Supplementary designating the Emerging Markets Portfolio dated July 25, 1996. (3)

	(6)	Articles Supplementary designating the Value Portfolio dated January 29, 1997. (4)

	(7)	Articles Supplementary designating the Japan Growth Portfolio, Small Company Value Portfolio and Post-Venture Capital Portfolio dated July 30, 1997. (5)

	(8)	Articles of Amendment changing the name of the Post-Venture Capital Portfolio to the Warburg Pincus Post-Venture Capital Portfolio dated May 10, 2000. (6)

	(9)	Articles of Amendment changing the name of Warburg, Pincus Institutional Fund, Inc. to Credit Suisse Institutional Fund, Inc. dated May 10, 2000. (6)

(1)	Incorporated by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, filed on August 18, 1995.

(2)	Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, filed on April 19, 1996.

(3)	Incorporated by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, filed on August 20, 1996.

(4)	Incorporated by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, filed on February 3, 1997.

(5)	Incorporated by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, filed on August 12, 1997.

(6)	Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A filed on May 30, 2000.

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(10)

Articles Supplementary designating the Cash Reserve Portfolio, the Global Telecommunications Portfolio, the Long-Short Market Neutral Portfolio and the Major Foreign Markets Portfolio dated May 22, 2000. (6)

(11)	Articles Supplementary designating the Investment Grade Fixed Income Portfolio dated June 25, 2001. (7)

(12)	Articles Supplementary designating the Select Equity Portfolio, the Capital Appreciation Portfolio and the Small Cap Value Portfolio dated October 3, 2001. (8)

(13)

Articles of Amendment changing the name of the International Equity Portfolio to the International Focus Portfolio, the name of the Small Company Growth Portfolio to the Small Cap Growth Portfolio and the Value Portfolio to the Large Cap Value Portfolio dated October 17, 2001. (9)

(14)	Articles Supplementary designating the Harbinger Portfolio dated November 14, 2002. (10)

(15)	Certificate of Correction to Articles Supplementary dated June 11, 2004. (11)

(16)	Articles Supplementary dated March 1, 2005. (12)

(17)	Articles Supplementary dated February 1, 2007. (13)

(18)	Articles Supplementary dated February 28, 2006. (14)

(7)	Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A, filed on June 29, 2001.

(8)	Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A, filed on October 26, 2001.

(9)	Incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A, filed on February 14, 2002.

(10)	Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, filed on November 18, 2002.

(11)	Incorporated by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, filed on February 25, 2005.

(12)	Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2006.

(13)	Incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A, filed on February 6, 2007.

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	(19)	Articles Supplementary dated May 1, 2006. (14)

	(20)	Articles Supplementary dated October 26, 2006. (14)

	(21)	Articles Supplementary dated December 15, 2006. (14)

b	(1)	By-Laws dated May 13, 1992. (1)

	(2)	Amendment to By-Laws dated April 25, 1996. (15)

	(3)	Amendment to By-Laws dated February 6, 1998. (16)

	(4)	Amendment to By-Laws dated May 11, 2000. (6)

	(5)	Amended By-Laws dated February 5, 2001. (12)

	(6)	Amendment to By-Laws dated February 12, 2002. (17)

	(7)	Amendment to By-Laws dated February 11, 2004. (11)

c		Registrant’s Forms of Stock Certificates. (1)

d	(1)	Amended and Restated Investment Advisory Agreement dated July 6, 1999 as Amended and Restated as of May 3, 2004 for the International Focus Portfolio. (11)

(2)	Investment Advisory Agreement for the Asia Bond Portfolio dated April 30, 2007. (18)

(3)	Sub-Investment Advisory Agreement with Credit Suisse U.K. on behalf of International Focus Portfolio dated May 1, 2002. (17)

(14)                            Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007.

(15)                            Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, filed on July 2, 1996.

(16)                            Incorporated by reference; material provisions of this exhibit are substantially similar to those of the corresponding exhibit to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A of Credit Suisse Global Fixed Income Fund, Inc., filed on February 17, 1998 (Securities Act File No. 33-36066).

(17)                            Incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, filed on February 20, 2003.

(18)                            Incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2008.

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(4)	Amendment to Sub-Investment Advisory Agreement with Credit Suisse U.K. dated July 22, 2002. (17)

(5)	Second Amendment to Sub-Investment Advisory Agreement dated August 15, 2007. (18)

(6)	Sub-Investment Advisory Agreement with Credit Suisse Australia on behalf of Asia Bond Portfolio dated May 1, 2007. (18)

e	(1)	Amended and Restated Distribution Agreement with Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) dated August 1, 2000, as amended and restated May 3, 2004 and November 15, 2006. (14)

(2)

Letter Agreement pertaining to the addition of the Asia Bond Portfolio to the existing Distribution Agreement dated August 1, 2000, as amended and restated May 3, 2004, November 15, 2006 and May 1, 2007. (18)

f	Not applicable.

g	(1)	Custodian Agreement with State Street Bank and Trust Company (“State Street”). (19)

(2)	Amendment to the Custodian Agreement with State Street dated April 26, 2001. (20)

(3)	Amendment to the Custodian Agreement with State Street dated May 16, 2001. (20)

(4)	Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001. (20)

(5)	Amendment to the Custodian Agreement with State Street dated November 16, 2005. (12)

(6)	Letter Agreement pertaining to the addition of the Asia Bond Portfolio to the existing Custodian Agreement with State Street dated April 17, 2007. (18)

(7)	Custody Fee Schedule dated February 2007.(21)

(19)                  Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

(20)                  Incorporated by reference to Post-Effective No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

(21)                  Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Credit Suisse Cash Reserve Fund, Inc., filed on April 26, 2007 (Securities Act File No. 2-94840).

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h	(1)(A)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. (“BFDS”) dated October 1, 2007. (22)

(2)(A)	Co-Administration Agreement with CSAMSI dated November 1, 1999 as amended and restated November 16, 2005 and November 15, 2006. (14)

(2)(B)

Letter Agreement pertaining to the addition of the Asia Bond Portfolio to the existing Co-Administration Agreement with CSAMSI dated November 1, 1999, as amended and restated November 16, 2005, November 15, 2006 and May 1, 2007. (18)

(2)(C)	Co-Administration Agreement with State Street dated March 18, 2002. (23)

(2)(D)	Amendment No. 1 to Co-Administration Agreement with State Street dated January 1, 2007. (14)

(2)(E)	Form of Letter Agreement pertaining to the addition of Asia Bond Portfolio to the existing Co-Administration Agreement with State Street. (24)

(3)	Combined U.S. Accounting and Administration Fee Schedule Revised January 1, 2007. (21)

(4)	Form of Services Agreement. (25)

i	(1)	Opinion and Consent of Willkie Farr & Gallagher LLP, counsel to the Fund dated February 24, 2000. (26)

(2)	Opinion of Willkie Farr & Gallagher LLP, counsel to the Registrant, relating to the Asia Bond Portfolio. (24)

(22)                            Incorporated by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Credit Suisse Commodity Return Strategy Fund, filed on December 21, 2007 (Securities Act File No. 333-116212).

(23)                            Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, filed on May 3, 2002 (Securities Act File No. 333-64554).

(24)                            Incorporated by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, filed on April 10, 2007.

(25)                            Incorporated by reference; material provisions of this exhibit are substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Japan Growth Fund, Inc. filed on December 18, 1995 (Securities Act File No. 33-63655).

(26)                            Incorporated by reference to Post Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A, filed on February 24, 2000.

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(3)	Opinion of Venable LLP, Maryland counsel to the Registrant, relating to the Asia Bond Portfolio. (24)

j	(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. *

	(2)	Powers of Attorney. *

k		Not applicable.

l	(1)	Purchase Agreement pertaining to the International Equity Portfolio and Global Fixed Income Portfolio dated July 28, 1992. (1)

(2)	Purchase Agreement pertaining to the Asia Bond Portfolio dated April 20, 2007.(18)

m	Not applicable.

n	Not applicable.

o	Not applicable.

p	(1)	Global Personal Trading Policy for Registrant, Credit Suisse Asset Management, LLC and CSAMSI dated January 2007. (27)

(2)	Credit Suisse Asset Management Limited (U.K.) Supplement to Credit Suisse Asset Management Global Trading Policy. (27)

(3)	Credit Suisse Asset Management (Australia) Limited Local Supplement to the Global Trading Policy. (12)

Item 24. Persons Controlled by or Under Common Control with Registrant

From time to time, Credit Suisse Asset Management, LLC (“Credit Suisse”), each Portfolio’s investment adviser, may be deemed to control a Portfolio and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant Portfolio’s shares on behalf of discretionary advisory clients.

Item 25. Indemnification

Registrant, officers and directors of Credit Suisse, CSAMSI and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the

(27)                            Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Credit Suisse Global Small Cap Fund, filed on February 4, 2009 (Securities Act File No. 333-08459).

*                                         Filed herewith.

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Registration Statement of Credit Suisse Global Post-Venture Capital Fund, Inc., filed on June 21, 1995.

Item 26. (a)                                      Business and Other Connections of Investment Adviser

Credit Suisse acts as investment adviser to each Portfolio. Credit Suisse renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of Credit Suisse, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Credit Suisse (SEC File No. 801-37170).

(b)           Business and Other Connections of Sub-Investment Advisers

Credit Suisse U.K. and Credit Suisse Australia act as sub-investment advisers for the Registrant. Credit Suisse U.K. and Credit Suisse Australia render investment advice and provide full-service private equity programs to clients. The list required by this Item 26 of officers and partners of Credit Suisse U.K. and Credit Suisse Australia together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, are incorporated by reference to schedules A and D of Forms ADV filed by Credit Suisse U.K. (SEC File No. 801-40177), and Credit Suisse Australia (SEC File No. 801-60992).

Item 27. Principal Underwriter

(a)           CSAMSI acts as distributor for Registrant, as well as for Credit Suisse Large Cap Growth Fund; Credit Suisse Capital Funds; Credit Suisse Cash Reserve Fund; Credit Suisse Commodity Return Strategy Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Global High Yield Fund; Credit Suisse Global Small Cap Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse International Focus Fund; Credit Suisse Mid-Cap Core Fund; Credit Suisse Opportunity Funds; Credit Suisse Large Cap Blend Fund and Credit Suisse Trust.

(b)           For information relating to each director, officer or partner of CSAMSI, reference is made to Form BD (SEC File No. 8-32482) filed by CSAMSI under the Securities Exchange Act of 1934.

(c)           None.

Item 28. Location of Accounts and Records

(1)                                Credit Suisse Institutional Fund, Inc.
Eleven Madison Avenue
New York, New York 10010
(Fund’s Articles of Incorporation, By-Laws and minute books)

(2)                                Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as investment adviser)

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(3)                                Credit Suisse Asset Management Securities, Inc.
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as co-administrator and distributor)

(4)                                  State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
(records relating to its functions as co-administrator and custodian)

(5)                                  Boston Financial Data Services, Inc.

30 Dan Road

Canton, Massachusetts 02021-2809

(records relating to its functions as shareholder servicing agent, transfer agent and dividend disbursing agent)

(6)                                Credit Suisse Asset Management Limited
One Cabot Square
London, UK E14 4QJ
(records relating to its functions as sub-investment adviser)

(7)                                Credit Suisse Asset Management (Australia) Limited
Level 31, Gateway Building
1 Macquarie Place
Sydney NSW 2000
(records relating to its functions as sub-investment adviser)

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485 (b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 26th day of February, 2009.

CREDIT SUISSE INSTITUTIONAL FUND, INC.

By:	/s/ George R. Hornig
George R. Hornig
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/ George R. Hornig	Chief Executive Officer	February 26, 2009
George R. Hornig

/s/ Michael A. Pignataro	Chief Financial Officer	February 26, 2009
Michael A. Pignataro

/s/ Steven N. Rappaport*	Chairman of the Board	February 26, 2009
Steven N. Rappaport

/s/ Jeffrey E. Garten*	Director	February 26, 2009
Jeffrey E. Garten

/s/ Peter F. Krogh*	Director	February 26, 2009
Peter F. Krogh

/s/ Enrique R. Arzac*	Director	February 26, 2009
Enrique R. Arzac

By:	/s/Michael A. Pignataro
Michael A. Pignataro, as Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.		Description of Exhibit

j	(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

	(2)	Powers of Attorney.